EXHIBIT 10.51

                      AGREEMENT OF SPREADER, CONSOLIDATION

                               AND MODIFICATION OF

                         MORTGAGE AND SECURITY AGREEMENT
                               [Fee and Leasehold]

                (with UCC Financing Statement for Fixture Filing)

             METROPOLITAN 810 7TH AVE, LLC AND 100 WALL COMPANY LLC,
                                   Mortgagor,

                               having an office at
                         10 East 50th Street--27th Floor
                            New York, New York 10022

                                       to

                        MONUMENTAL LIFE INSURANCE COMPANY
                             a Maryland corporation,
                                   Mortgagee,

                                having an address
                       c/o AEGON USA Realty Advisors, Inc.
                            4333 Edgewood Road, N.E.
                          Cedar Rapids, Iowa 52499-5443

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                      AGREEMENT OF SPREADER, CONSOLIDATION

                               AND MODIFICATION OF

                         MORTGAGE AND SECURITY AGREEMENT

                               [FEE AND LEASEHOLD]
                (WITH UCC FINANCING STATEMENT FOR FIXTURE FILING)


THIS AGREEMENT OF SPREADER, CONSOLIDATION AND MODIFICATION OF MORTGAGE AND SECURITY AGREEMENT is made and given as of the ________ day of July, 1999 between METROPOLITAN 810 7TH AVE, LLC, a limited liability company organized under Delaware law ("810"), and 100 Wall Company LLC, a limited liability company organized under Delaware law ("100"), each of whose principal place of business is 10 East 50th Street--27th Floor, New York, New York 10022 (collectively, 810 and 100 are hereinafter referred to as the "Mortgagor"), and MONUMENTAL LIFE INSURANCE COMPANY, a Maryland corporation having an office c/o AEGON USA Realty Advisors, Inc., 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-5223 ("Mortgagee"). The definitions of capitalized terms used in this Mortgage may be found either in Section 2 below, or through the cross-references provided in that Section.

RECITALS


         WHEREAS, Mortgagor is the fee owner of the Real Property (as hereinafter defined) and Mortgagee is, by assignment or otherwise, the owner and holder of certain mortgages covering the fee estate of Mortgagor in the Real Property, as more particularly described in
         Exhibit A annexed hereto and incorporated herein by reference (hereinafter referred to as the "Existing Mortgages") and of the notes, bonds or other obligations secured thereby (hereinafter referred to as the "Existing Notes");


         WHEREAS, there is now owing on the Existing Notes and the Existing Mortgages the unpaid principal sum of $125,000,000.00 and interest; and


         WHEREAS, Mortgagor and Mortgagee have agreed in the manner hereinafter set forth (a) to spread the Existing Mortgages and the respective liens thereof over those portions of the Property (as hereinafter defined) not already covered thereby, (b) to consolidate and coordinate the respective liens of the Existing Mortgages, as spread, (c) to combine and coordinate the Existing Notes and the principal sums evidenced thereby, and (d) to modify and restate the time and manner of payment and the terms and provisions of the Existing Notes and the Existing Mortgages;


         WHEREAS, it is a material inducement to Mortgagee that Mortgagor's obligations to pay the Indebtedness (as herein defined) and to perform

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         and  observe all of the  provisions  of the Loan  Documents  (as herein defined) be secured by, among other things, the Existing Mortgages, as spread, consolidated, modified and restated by this Mortgage.


         WHEREAS, Mortgagor and Mortgagee intend these recitals to be a material part of this Agreement.


         NOW THEREFORE, in pursuance of said agreement and in consideration of One Dollar ($1.00) and other valuable consideration the receipt and sufficiency of which are hereby acknowledges, the parties hereto agree as follows:


         A. The Existing Mortgages and the respective liens thereof are hereby spread over those portions of the Property (as hereinafter defined) not already covered thereby, which Property includes all of the right, title interest and estate of Mortgagor, now owned, or hereafter acquired, in and to the following property, rights, interests and estates (such property, rights, interests and estates being herein before and hereinafter collectively referred to as the "Property"): all of Mortgagor's existing and after acquired interests in the Real Property, the Leases, the Rents, the Assigned Accounts, the Assigned Rights, the Condemnation Proceeds, the Insurance Proceeds and the Bankruptcy Rights.


         B. The liens of the Existing Mortgages as so spread, are hereby consolidated and coordinated so that together they shall hereafter constitute in law but one mortgage, a single lien, covering the Property and securing the repayment of the Indebtedness, any increases, modifications, renewals or extensions of the Indebtedness, and any substitutions for the Indebtedness, as well as the performance of Mortgagor's other Obligations, and in consideration of the sum of ten dollars ($10.00) and other valuable consideration, the receipt and sufficiency of which are acknowledged, Mortgagor mortgages, grants, bargains, sells, warrants, conveys, alienates, releases, assigns, sets over and confirms to Mortgagee and to its successors and assigns forever, with power of sale, all of Mortgagor's existing and after acquired interests in the Real Property, the Leases, the Rents, the Assigned Accounts, the Assigned Rights, the Condemnation Proceeds, the Insurance Proceeds and the Bankruptcy Rights and the proceeds of all of the foregoing, and grants to Mortgagee a security interest in the Personal Property and the proceeds of all of the foregoing.


         C. The Existing Mortgages, as so spread , consolidated and coordinated and as modified, amended, restated, ratified and confirmed pursuant to the provisions of this Agreement shall hereinafter be collectively referred to as the "Mortgage".


         Mortgagor shall promptly cause this Agreement to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice and fully to protect the lien


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

         of the Mortgage upon the Property. Mortgagor will pay all filing, registration and recording fees, and all expenses incident to the preparation, execution and acknowledgement of this Agreement, and all Federal, state, county and municipal taxes, duties, imposts, assessments and charges arising out of or in connection with the filing, registration, recording, execution and delivery of this Agreement and Mortgagor shall hold harmless and indemnify Mortgagee against any liability incurred by reason of the imposition of any tax on the issuance, making, filing, registration or recording of this Agreement.


         Mortgagor represents, warrants and covenants that there are no present offsets, counterclaims or defenses against the Indebtedness, this Agreement, the Mortgage or the Note and that Mortgagor (and the undersigned representative of Mortgagor, if any) has full power, authority and legal right to execute this Agreement and to keep and observe all of the terms of this Agreement on Mortgagor's part to be observed or performed.


         This Agreement may not be modified, amended, changed or terminated orally, but only by an agreement in writing signed by the party against whom the enforcement of any modification, amendment, change or termination is sought.


         This Agreement shall be binding upon an inure to the benefit of Mortgagor and Mortgagee and their respective successors and assigns.


         This Agreement may be executed in any number of duplicate originals and each such duplicate original shall be deemed to constitute but one and the same instrument.


         If any term, covenant, or condition of this Agreement shall be held to be invalid, illegal or unenforceable in any respect, this Agreement shall be construed without such provision.


         This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to any choice of law principles which, but for this provision, would require the application of the law of another jurisdiction.


         D. The terms, covenants and provisions of the Existing Mortgages as herein modified, amended and restated are hereby ratified and confirmed in all respects by Mortgagor and the terms, covenants and provisions of the Existing Mortgages are modified, amended and restated so that henceforth, the terms, covenants and provisions of this Agreement shall supercede the terms, covenants and provisions of the Existing Mortgages and the terms, covenants and provisions of the Existing Mortgages shall read the same as the following numbered Articles:

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1.       DEFINED TERMS


         "Absolute Assignment of Leases and Rents" means the Loan Document bearing this heading.


         "Appurtenant Easements" means, to the extent of Mortgagor's existing and future interests, the declarations, easements, covenants, restrictions and agreements, if any, currently appurtenant to the Real Property.


         "Assigned Accounts" means all rights of Mortgagor to the present or future payment of money, if the amounts to be paid relate to the use or operation of the Real Property, from any construction on the Real Property, or from the deposit of any such amounts with banks, savings and loan institutions, brokerage firms or other financial institutions, title insurance companies or agencies, or courts, including property management accounts (whether held in the name of Mortgagor or of a property manager), accounts receivable, reserves, deferred payments, escrow funds, disputed Rents, refunds (including tax, insurance and utility rebates, credits or refunds), earnest money or sales contract deposits, chattel paper, securities entitlements, instruments, documents, notes, drafts and letters of credit (other than letters of credit in favor of Mortgagee).


         "Assigned Rights" means all of Mortgagor's rights (whether presently existing or arising in the future) under all contracts, claims and licenses that relate to the Real Property and may benefit its owner, including air rights, mineral rights, water rights, claims against third parties for damages to the Property, franchises, construction, roof and equipment guarantees and warranties, building licenses and permits, development permits, licenses and applications (whether or not yet approved or issued) management contracts, service contracts, leases of Fixtures or of Personal Property, and all of Mortgagor's right, title and interest (whether presently existing or arising in the future) in and to unearned insurance premiums, any greater estate in the Real Property, trade names, property management files, trademarks, trade styles, service marks, copyrights, accounting books and records, site plans, surveys, blueprints, and construction drawings, plans and specifications, and the work product of architects, environmental consultants, property tax consultants, engineers, and any other third party contractors whose services benefit the Real Property.


         "Bankruptcy Rights" means all of Mortgagor's rights and remedies at any time arising under or pursuant toss.365(h) of the U.S. Bankruptcy Code, 11 U.S.C.ss.365(h) including, without limitation, all of Mortgagor's rights to remain in possession of the Property thereunder.


         "Business Day" means any day when state and federal banks are open for business in Cedar Rapids, Iowa.

                                       4
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         "Carveout  Guaranty and  Indemnity"  means that certain  "Guaranty  and
         Indemnity Agreement" entered into by the Carveout Obligors on the date of this Mortgage.


         "Carveout Obligations" means those obligations described in Section 19.


         "Carveout Obligors" means Metropolitan Partners, LLC and Metropolitan Operating Partnership, L.P.. Any other person who expressly assumes liability for the Carveout Obligations in writing during the term of the Loan shall become a "Carveout Obligor" for purposes of this Mortgage.


         "Carveouts" means those matters from which Carveout Obligations may arise, which are described in Section 19.


         "Code" means the Uniform Commercial Code, as in effect in New York.


         "Condemnation Proceeds" means all money or other property that has been, or is in the future, awarded or agreed to be paid or given in connection with any taking by eminent domain of all or any part of the Real Property (including a taking through the vacation of any street dedication or through a change of grade of such a street), either permanent or temporary, or in connection with any purchase in lieu of such a taking, or as a part of any related settlement.


         "Default" means any of the acts, omissions, or circumstances specified in Section 8 below.


         "Default Rate" means the rate of interest specified as the "Default Rate" in the Note.


         "Designated Amount" means, with respect to the Real Property described on Exhibit B-1 $87,209,000.00, and with respect to the Real Property described on Exhibit B-2, $37,791,000.00.


         "Environmental Indemnity Agreement" means the Loan Document bearing that heading.


         "Environmental Laws" means all present and future laws, statutes, ordinances, rules, regulations, orders, guidelines, rulings, decrees, notices and determinations of any Governmental Authority pertaining to:
         (A) the protection of health against environmental hazards; (B) the protection of the environment from contamination by any substance which may have any adverse health effect on humans, livestock, fish, wildlife, or plant life, or which may disturb an ecosystem; (C) underground storage tank regulation or removal; (D) wildlife conservation; (E) protection or regulation of natural resources; (F)
         soil conservation; (G) wetlands; (H) management, regulation and disposal of solid and hazardous wastes; (I) radioactive materials; (J) biologically hazardous materials; (K) indoor air quality; (L) the
         manufacture,    possession,   presence,   use,   generation,

                                       5
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         storage,  transportation,   treatment,  release,  emission,  discharge,
         disposal, abatement, cleanup, removal, remediation or handling of any Hazardous Substances. "Environmental Laws" include, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C.ss.9601 et seq., the Resource Conservation and Recovery Act, 42 U.S.C.ss.6901 et seq., the Federal Water Pollution Control Act, as amended by the Clean Water Act, 33 U.S.C.ss.1251 et seq., the Clean Air Act, 42 U.S.C.ss.7401 et seq., the Toxic Substances Control Act, 15 U.S.C.ss.2601 et seq., all similar state statutes and local ordinances, and all regulations promulgated under any of those statutes, and all administrative and judicial actions respecting such legislation, all as amended from time to time.


         "ESA" means the written environmental site assessment of the Real Property obtained under the terms of the Commitment.


         "Escrow Expenses" means those expenses in respect of real property taxes, general and special assessments, and ground rent (including, without limitation, rent payable pursuant to the Air Rights Lease (after deduction of any rent payments due for the period from the Mortgagor's subtenant of such Air Rights Lease pursuant to a corresponding sublease thereof)) that Mortgagee elects to pay directly from the Escrow Fund using monies accumulated through the collection of Monthly Escrow Payments.


         "Escrow Fund" means the accounting entry maintained on the books of Mortgagee as funds available for the payment of Escrow Expenses under the terms of this Mortgage.


         "Financing Statements" means the Uniform Commercial Code financing statements filed to perfect the security interests securing the Indebtedness, as amended or extended from time to time.


         "Fixtures" means, to the extent of Mortgagor's existing and future interests, all materials, supplies, equipment, apparatus and other items now or hereafter attached to or installed on the Land and Improvements in a manner that causes them to become fixtures under the law of New York, including all built-in or attached furniture or appliances, elevators, escalators, heating, ventilating and air conditioning system components, emergency electrical generators and related fuel storage or delivery systems, septic system components, storm windows, doors, electrical equipment, plumbing, water conditioning, lighting, cleaning, snow removal, lawn, landscaping, irrigation, security, incinerating, firefighting, sprinkler or other fire safety equipment, bridge cranes or other installed materials handling equipment, satellite dishes or other telecommunication equipment, built-in video conferencing equipment, sound systems or other audiovisual equipment, cable television distribution systems , and artwork and artistic or decorative installations at the Real Property on the

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         date hereof and any such items  which are  hereafter  installed  at the
         Real  Property in such manner as to  constitute  a fixture  pursuant to
         applicable  law.  Fixtures  do  not  include  trade  fixtures,   office
         furniture and office equipment owned by tenants or such items which are neither necessary nor desirable for the operation of the Land and Improvements as income-producing commercial real estate.


         "Governmental Authority " means any political entity with the legal authority to impose any requirement on the Property, including the governments of the United States, the State of New York, New York County, the City of New York, and any other entity with jurisdiction to decide, regulate, or affect the ownership, construction, use, occupancy, possession, operation, maintenance, alteration, repair, demolition or reconstruction of any portion or element of the Real Property.


         "Hazardous Substance" means, with respect to the Property or any part thereof, any substance the release of or the exposure to which is prohibited, limited or regulated by any Environmental Law, or which poses a hazard to human health because of its toxicity, including, without limitation: (A) any "oil," as defined by the Federal Water Pollution Control Act and regulations promulgated thereunder (including crude oil or any fraction of crude oil) and (B) any radioactive substance. However, the term "Hazardous Substance" includes neither (A) a substance used in the cleaning and maintenance of the Real Property, if the quantity and manner of its use are customary, prudent, and do not violate applicable law, nor (B) automotive motor oil in immaterial quantities, if leaked from vehicles in the ordinary course of the operation of the Real Property and cleaned up in accordance with reasonable property management procedures and in a manner that violates no applicable law.


         "Impositions" means all real and personal property taxes; general or special assessments; ground rent (including, without limitation, rent payable pursuant to the Air Rights Leases); water, sewer, and vault charges; common area charges; owners' association dues or fees; fees for any easement, license or agreement maintained for the benefit of the Property; and any and all other taxes, levies, user fees, claims, charges and assessments whatsoever that at any time may be assessed, levied or imposed on the Property or upon its ownership, use, occupancy or enjoyment, and any related costs, interest or penalties. In addition, "Impositions" include all documentary, stamp or recording taxes or intangible personal property taxes that may become due in connection with the Indebtedness, or that are imposed on any of the Loan Documents.


         "Improvements" means, to the extent of Mortgagor's existing and future interest, all buildings and improvements of any kind erected or placed on the Land now or in the future, including the Fixtures, together with all appurtenant rights, privileges, easements, tenements, hereditaments, titles, reversions, remainders and other interests.

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         "Indebtedness"  means all sums that are owed or become due  pursuant to the terms of the Note, this Mortgage, or any of the other Loan Documents or any other writing by or between the Mortgagor and the Mortgagee relating to the Loan, including scheduled principal payments, scheduled interest payments, default interest, late charges, prepayment
         premiums,   accelerated  or  matured  principal   balances,   advances,
         collection costs (including reasonable attorneys' fees), reasonable attorneys' fees and costs in enforcing or protecting the Note, the Mortgage, or any of the other Loan Documents in any probate, bankruptcy or other proceeding, receivership costs and all other financial
         obligations  of  Mortgagor   incurred  in  connection   with  the  Loan
         transaction and owed to Lender pursuant to the terms of the Loan Documents or any other writing by or between the Mortgagor and Mortgagee relating to the Loan, except for sums that are owed or become due, or any particular person's liabilities or obligations, under any
         Loan  Document  which  expressly   states  that  it  or  such  person's
         liabilities are unsecured by this Mortgage.


         "Insurance Premiums" means all premiums or other charges required to maintain in force any and all insurance policies that this Mortgage requires that Mortgagor maintain.


         "Insurance Proceeds" means all proceeds of all insurance now or hereafter carried by or payable to Mortgagor with respect to the Property, or the interruption of rents or income derived from the Property, all unearned insurance premiums and all related claims or demands.


         "Key Lease" means any Lease of a portion of the Improvements that covers more than 20% of the net leasable area of the Improvements or generates more than 20% of the gross rental income of the Real
         Property, together with any future "Key Leases" as defined in the Absolute Assignment of Leases and Rents.


         "Land" means those certain tracts of land located in New York City, New York, which are described on the attached Exhibit B, together with all appurtenances, including all Mortgagor's right, title and interest to and in the air space above the Land and all alley, party wall, drainage, sewer, mineral, water, oil and gas, vault and other rights, estates, titles, interests, privileges, easements, tenements, hereditaments, titles, royalties, reversions, remainders and other interests.


         "Leases" means all leases, subleases, licenses, concessions, extensions, renewals and other agreements (whether written or oral, and whether presently effective or made in the future) through which Mortgagor grants any possessory interest in and to, or any right to occupy or use, all or any part of the Real Property, and any related guaranties.


         "Legal Control" means the control exercised by a general partner of a limited partnership, provided the general partner is not removable except

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         for cause, by the sole managing member of a limited liability  company, or by the holder of the majority of the common stock of a corporation.


         Legal Requirements" means all laws, statutes, rules, regulations, ordinances, judicial decisions, administrative decisions, building permits, development permits, certificates of occupancy, or other requirements of any Governmental Authority.


         "Loan Documents" means all documents now or hereafter executed by Borrower and/or its affiliates, or any Carveout Obligor or Obligor, or any agent of Borrower, including any property manager, which: creates or evidences the indebtedness and/or any sums due under the Note, the Mortgage, the Absolute Assignment of Leases and Rents ("Assignment"), the Agreement Regarding Letter of Credit or any indemnity or guaranty relating to the Loan; secures the Note and/or any sums payable thereunder or in respect of the Loan or the obligations of Borrower or any Carveout Obligor or Obligor pursuant to the Loan, in whole or in part; creates or evidences any guaranty or indemnification in favor of Lender in connection with the Loan; creates or evidences any agreement between Borrower, any Carveout Obligor or any Obligor and Lender relating to the Loan or the Real Property or any portion thereof; all other documents executed by any such party(ies) and delivered to Lender pursuant to the terms of the Note, the Mortgage, the Assignment, the Post Closing Agreement, or the Agreement Regarding Letter of Credit; or any indemnity or guaranty relating to the Loan; and all modifications, extensions, renewals or replacements of the foregoing.


         "Monthly Escrow Payment" means the sum of the Monthly Imposition Requirement and the Monthly Reserve Requirement.


         "Monthly Imposition Requirement" means one-twelfth of the annual amount that Mortgagee reasonably estimates (based on available historical data and, if future Escrow Expenses are as yet undeterminable, on a 5% annual inflation factor) will be required to permit the timely payment by Mortgagee of those Escrow Expenses that Mortgagee elects, from time to time, to pay from the Escrow Fund.


         "Monthly Reserve Requirement" means the monthly payment amount which Mortgagee estimates will, over the subsequent twelve months, result in the accumulation of a surplus in the Escrow Fund equal to the Monthly Imposition Requirement.


         "Net Worth Requirement" means the least of (i) the aggregate net worth of the Carveout Obligors at the time of origination of the Loan, (ii) the principal balance of the Loan at the time of determination of the Net Worth Requirement, and (iii) the aggregate net worth of the Carveout Obligors immediately before the occurrence of the Default which is the occasion for the determination of the Net Worth Requirement.

         "Note" means the consolidated, amended and restated secured promissory note made by Mortgagor today to evidence the Indebtedness in the original principal amount of $125,000,000.00, together with all extensions, renewals and modifications.


         "Notice" means a notice given in accordance with the provisions of Subsection 22.12.


         "Obligations" means all of the obligations required to be performed under the terms and conditions of any of the Loan Documents by any Obligor, except for obligations that are expressly stated to be unsecured under the terms of another Loan Document.


         "Obligor" means Mortgagor, any Carveout Obligor, or any other natural person, trust or business organization that is expressly liable under the Loan Documents for the payment of any portion of the Indebtedness, or the performance of any other obligation, under any circumstances. As of the date hereof, there are no Obligors other than Mortgagor and the Carveout Obligors.


         "Permitted Encumbrances" means the encumbrances or other matters listed on Exhibit C.


         "Permitted Transfer" means a transfer specifically described in Section 12 as permitted.


         "Personal Property" means, to the full extent of Mortgagor's existing and future interests therein, (A) all materials, appliances, equipment or items located at the Real Property now or in the future and that may be incorporated in the Real Property through construction, attachment, or installation, and that are used, or are capable of being used, in the operation of the Real Property as commercial real estate, including
         (i) appliances, equipment or items required under any lease to be provided by Mortgagor to any tenant, (ii) materials or equipment for use in the maintenance, alteration, landscaping or repair of the Real Property, including snow removal, lawn, landscaping, irrigation, security, incineration, and hazardous waste storage, monitoring, testing, containment or abatement supplies and equipment, (iii) electrical lights and fixtures (whether or not permanently wired), backup generators and related fuel storage and delivery systems, (iv) rugs, carpeting, office furnishings, decorations, window treatments and equipment located in any on-site leasing office, located in any lobby, hall or other common area, or used in connection with any "executive suites" operation, (v) vehicles used to transport prospective tenants or to maintain or operate the Real Property, (vi) components of heating, ventilation and air conditioning systems and air quality testing equipment, (vii) spare or detached parts for elevators, escalators or other mechanical systems, (viii) all site or building plans and specifications, construction records, and architectural or engineering drawings relating to the Real Property, (ix)
         sewer or  septic  system  components,  (x)  water  wells,  whether  for purposes of water supply or groundwater testing or sampling, (xi) components of plumbing and water conditioning systems, (xii) firefighting, sprinkler or other fire safety equipment, (xiii) central telephone switches, antennae, satellite dishes or other telecommunication equipment, and (xiv) video conferencing equipment, audio equipment and cable television distribution systems; and (B) the Assigned Rights, the Assigned Accounts, the Condemnation Proceeds, and the Insurance Proceeds, to the extent that they comprise personal property subject to the Code.


         "Property" means the Real Property, the Personal Property, the Leases, the Rents, the Assigned Rights, the Assigned Accounts, the Condemnation Proceeds and the Insurance Proceeds.


         "Real Property" means the Land, the Improvements, the Fixtures, and all of Mortgagor's right, title and interest to all appurtenant rights, privileges, tenements, hereditaments, easements, or other interests that run with the Land, including any Appurtenant Easements, benefits of railroad sidings, drainage rights, sewer rights and rights of ingress and egress, and all of Mortgagor's right, title and interest pursuant to any ground leases or lease of air rights or development rights relating to or benefiting the Land, the Improvements or the use, maintenance or operation thereof, including, without limitation, those certain leases identified on Exhibit F annexed hereto and made a part hereof (such leases, as the same may be amended, renewed, extended, supplemented and/or modified, each an "Air Rights Lease" and collectively referred to herein as the "Air Rights Leases"), including , without limitation, all any and all reversions or remainders in and to the Mortgagor's interest in the premises so leased and all extensions modifications, replacements, and renewals thereof, the privileges and rights of Mortgagor under the Air Rights Leases and all credits, deposits, and options (including any rights of first refusal or options to purchase or renew) set forth in the Air Rights Leases.


         "Rents" means all rents, income, receipts, issues and profits and other benefits paid or payable for using, leasing, licensing, possessing, operating from or in, residing in, selling, mining, extracting minerals from, or otherwise enjoying the Real Property, whether presently existing or arising in the future, to which Mortgagor may now or hereafter become entitled or may demand or claim, including security deposits, amounts drawn under letters of credit securing tenant obligations, minimum rents, additional rents, parking revenues, deficiency rents, termination payments, space contraction payments, liquidated damages following default under a Lease, premiums payable by tenants upon their exercise of cancellation privileges, proceeds from lease guarantees, proceeds payable under any policy of insurance covering loss of rents resulting from untenantability caused by destruction or damage to the Real Property, all rights and claims of any kind which Mortgagor has or may in the future have against the tenants under the Leases, lease guarantors, or any subtenants or other occupants of the Real Property, all proceeds of any sale of the Real Property in violation of the Loan Documents, any future award granted Mortgagor in any court proceeding involving any tenant in any bankruptcy, insolvency, or reorganization proceedings in any state or federal court, and any and all payments made by any tenant in lieu of rent.


2.       TITLE


         Mortgagor represents to and covenants with Mortgagee and with its successors and assigns that, at the point in time of the grant of the lien created by this Mortgage, Mortgagor is well seized of good and indefeasible estate to the Real Property, in fee simple absolute (except with respect to the interest of Mortgagor pursuant to the Air Rights Leases, in which Mortgagor has a leasehold interest), subject to no lien or encumbrance except the Permitted Encumbrances. The Air Rights Leases are in full force and effect, and, to the best knowledge of Mortgagor, there are no defaults under the Air Rights Leases and no event has occurred thereunder which, after the giving of notice, or passage of time, or both, would constitute a default under the Air
         Rights Leases. Mortgagor has good and merchantable title to the Personal Property, and has the incontestable right to grant a first priority security interest in the Personal Property, free of any rights of lessors or of sellers under conditional sales contracts or other financing arrangements. Mortgagor warrants this estate and title to Mortgagee and to its successors and assigns forever, against all lawful claims and demands of all persons. Mortgagor shall maintain mortgagee title insurance from a solvent carrier, covering the Real Property in an amount at least equal to the amount of the Indebtedness. This Mortgage is and shall remain a valid and enforceable first lien on the Real Property, and if the validity or enforceability of this first lien is attacked or called into question, Mortgagor shall diligently and continuously defend it through appropriate proceedings. Should it fail to do so, Mortgagee may at Mortgagor's expense take all necessary and proper action, including the engagement and compensation of legal counsel, the prosecution or defense of litigation, and the compromise or discharge of claims. Mortgagor shall defend, indemnify and hold Mortgagee harmless in any suit or proceeding brought to challenge or attack the validity, enforceability or priority of the lien granted by this Mortgage. If a prior construction, mechanics' or materialmen's lien on the Real Property arises by operation of statute during any construction or repair of the Improvements, Mortgagor shall either cause the lien to be discharged by paying when due any amounts owed to such persons, or shall comply with Section 10 of this Mortgage.


3.       REPRESENTATIONS AND WARRANTIES


         Mortgagor (i) represents to Mortgagee, and to its successors and assigns, that the following statements are true as of the date of this Mortgage, and

         (ii) warrants and covenants to Mortgagee, and to its successors and assigns, that the following statements shall remain true during the term of the Loan:


         3.1.     FORMATION AND EXISTENCE


                  Each Mortgagor is a limited liability company duly formed and validly existing under the laws of Delaware, is duly qualified to do business in and is in good standing under, the laws of New York, and has obtained all licenses and permits and filed all statements of fictitious name and registrations necessary for the lawful operation of its business.


         3.2.     POWER AND AUTHORITY


                  Mortgagor has full power and authority to carry on its business as presently conducted, to own the Property, to execute and deliver the Loan Documents, and to perform its obligations under them.


         3.3.     DUE AUTHORIZATION


                  The Loan transaction and the performance of all of Mortgagor's obligations under the Loan Documents have been duly authorized by all requisite limited liability company action and each individual executing any Loan Document on behalf of Mortgagor has been duly authorized to do so.


         3.4.     NO DEFAULT OR VIOLATIONS


                  The execution and performance of Mortgagor's obligations under the Loan Documents will not result in any breach of, or constitute a default under, any contract, agreement, document or other instrument to which Mortgagor is a party or by which Mortgagor may be bound or affected, and do not and will not violate or contravene any law to which Mortgagor is subject; nor do any such other instruments impose any obligations which prohibit or limit in any material respect the performance by Mortgagor of its covenants and agreements hereunder or which are in direct conflict with the covenants and agreements of Mortgagor hereunder.


         3.5.     NO FURTHER APPROVALS OR ACTIONS REQUIRED


                  No approval by, authorization of, or filing with any federal, state or municipal or other governmental commission, board or agency or other governmental authority is necessary in connection with the authorization, execution and delivery of the Loan Documents by Mortgagor.

         3.6.     DUE EXECUTION AND DELIVERY


                  Each of the Loan Documents to which Mortgagor is a party has been duly executed and delivered on behalf of Mortgagor.


         3.7.     LEGAL, VALID, BINDING AND ENFORCEABLE


                  Each of the  Loan  Documents  to  which  Mortgagor  is a party constitutes the legal, valid and binding obligation of Mortgagor, enforceable against Mortgagor in accordance with its terms, except to the extent that its enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting the enforceability of creditors' rights generally, or by equitable principles of general application (whether considered in an action at law or in equity).


         3.8.     ACCURATE FINANCIAL INFORMATION


                  All financial information furnished by Mortgagor to Mortgagee in connection with the application for the Loan is true, correct and complete in all material respects and does not omit to state any fact or circumstance necessary to make the statements in them not misleading, and there has been no material adverse change in the financial condition of Mortgagor since the date of such financial information.


         3.9.     COMPLIANCE WITH LEGAL REQUIREMENTS


                  All governmental approvals and licenses required for the conduct of Mortgagor's business and for the maintenance and operation of the Real Property in compliance with applicable law are in full force and effect, and the Real Property is currently being operated in compliance with the Legal Requirements in all material respects.


         3.10.    CONTRACTS AND FRANCHISES


                  All contracts and franchises necessary for the conduct of the Mortgagor's business and for the operation of the Real Property in accordance with good commercial practice are in force.

         3.11.    NO CONDEMNATION PROCEEDING


                  The Mortgagor has no knowledge of any present, pending or threatened condemnation proceeding or award affecting the Real Property.


         3.12.    NO CASUALTY


                  No damage to the Real Property by any fire or other casualty has occurred and remains unrepaired.


         3.13.    COMPLETE LOTS AND TAX PARCELS


                  The Land is comprised exclusively of tax parcels that are entirely included within the Land (except, with respect to 100 Wall Street, that portion of the Real Property which is a part of Lot 17), and, if the Land is subdivided, of subdivision lots that are entirely included within the Land.


         3.14.    YEAR 2000 PREPARATION


                  The Mortgagor has taken commercially reasonable measures to insure that any computer systems used in the operation of the Real Property have been evaluated in order to determine whether, during the year 2000, they will continue to function properly, and has remediated any potential problems by modifying such systems to update them in order to ensure that they will function properly during the year 2000 and thereafter.


         3.15.    COMMERCIAL PROPERTY


                  The Real Property is commercial, and the Loan has not been made for personal, family or household purposes.


         3.16.    Reserved


         3.17.    STATUS OF CERTAIN TITLE MATTERS


                  To Mortgagor's actual knowledge, each of the Appurtenant Easements, reciprocal easement agreements, operating agreements, declarations, and restrictive covenants described in Exhibit C to this Mortgage (a) is valid and in full force and effect, (b) has not been amended or supplemented, except by means of instruments listed in Exhibit C, (c) requires no approval regarding the Improvements that has not been obtained, (d) is free of defaults or alleged defaults, (e) except as expressly provided therein, does not give rise to any lien against the Real Property, or any right to assert a valid notice or claim of such a lien, (f) does not provide for any assessment against the Real Property that has not been paid in full, and (g) has not been violated by the owner of the Real Property or by any tenant of the Real Property.


         3.18.    IMPROVEMENTS NOT COMPRISED OF SIX OR FEWER RESIDENTIAL UNITS


                  Mortgagor represents that this Mortgage does not encumber property principally improved or to be improved by one or more structures containing in the aggregate not more than six residential dwelling units.


4.       COVENANTS


         4.1.     PAYMENT AND PERFORMANCE


                  Mortgagor shall pay the Indebtedness and perform all of its other obligations under the Loan Documents, as and when the Loan Documents require such payment and performance.


         4.2.     PAYMENT OF IMPOSITIONS


                  The Mortgagor shall pay the Impositions on or before the last day on which they may be paid without penalty or interest, and shall, within thirty days, furnish Mortgagee with a paid receipt or a cancelled check as evidence of payment. If Mortgagee does not receive such evidence, Mortgagee may secure it directly. If it does so, Mortgagee will charge Mortgagor an administrative fee of $250 per property for securing the evidence of payment. The payment of this fee shall be a demand obligation of the Mortgagor under the terms of this Mortgage. The Mortgagor may meet the requirements of this Subsection by remitting the Monthly Escrow Payments when due, by providing Notice to Mortgagee of any new Imposition or increased
                  Imposition unknown to Mortgagee promptly after Mortgagor obtains knowledge of same, and by paying to Mortgagee within ten (10) Business Days after demand any amount required to increase the Escrow Fund to an amount sufficient to permit Mortgagee to pay all Impositions from the Escrow Fund on time. If Mortgagor wishes to contest the validity or amount of an Imposition, it may do so by complying with Section 10. If any new Legal Requirement (other than a general tax on income or on interest payments) taxes the Mortgage so that the yield on the Indebtedness would be reduced, and Mortgagor may lawfully pay the tax or reimburse Mortgagee for its payment, Mortgagor shall do so.


         4.3.     MAINTENANCE OF THE REAL PROPERTY


                  Mortgagor shall not commit or permit any waste of the Real Property as a physical or economic asset, and agrees to maintain in good repair the Improvements, including
                  structures,   roofs,
                  mechanical systems, parking lots or garages, and other components of the Real Property that are necessary for the use of the Real Property, or which Mortgagor as landlord under any Lease is required to maintain for the benefit of any tenant. In its performance of this obligation, Mortgagor shall promptly and in a good and workmanlike manner repair or restore, as required under Subsection 4.8, any elements of the Improvements that are damaged or destroyed. The Mortgagor shall also replace roofs, parking lots, mechanical systems, and other elements of the Improvements requiring periodic replacement. The Mortgagor shall carry out such replacements no less frequently than would any commercially reasonable owner. Except in connection with (x) the construction of tenant improvements pursuant to Leases made in accordance with the requirements of the Absolute Assignment of Leases and Rents, and (y) other alterations or improvements undertaken by Borrower in the ordinary course of business which (i) do not adversely affect the structural integrity of the Improvements or any portion thereof, (ii) are performed in accordance with all applicable requirements of this Mortgage, including, without limitation, compliance with applicable Legal Requirements, and (iii) if made in space leaseable to tenants, will not result in the space in question being rendered unusable by general office, retail tenant or storage tenants, as the case may be, (or with respect only to the garage space at the property known as 810 Seventh Avenue, by a garage tenant), Notice of which shall be given to Mortgagee prior to the commencement of such alteration or improvement, Mortgagor shall not, without the prior written consent of Mortgagee, demolish, reconfigure, or materially alter the Improvements, but Mortgagee agrees that any request for its consent to such an action shall be deemed given if Mortgagee declines to respond within fifteen (15) Business Days to any written request for such a consent, if the request is accompanied by all materials reasonably required to permit Mortgagee to analyze the proposed action.


         4.4.     USE OF THE REAL PROPERTY


                  The Mortgagor shall cause the Real Property to be used as a commercial property for office, ground floor retail and, with respect to 810, parking garage purposes, and for no other purpose.


         4.5.     LEGAL REQUIREMENTS


                  The  Mortgagor  shall  comply  with  all  Legal   Requirements
                  relating to the Real Property at all times.

         4.6.     COVENANTS REGARDING CERTAIN TITLE MATTERS


                  Mortgagor shall promptly pay, perform and observe all of its obligations under the Appurtenant Easements, reciprocal easement agreements, operating agreements, declarations, and restrictive covenants Exhibit C, shall not modify or consent to the termination of any of them without the prior written consent of the Mortgagee, shall promptly furnish Mortgagee with copies of all notices of default under them, and shall cause all covenants and conditions under them and benefiting the Real Property to be fully performed and observed.


         4.7.     INDEPENDENCE OF THE REAL PROPERTY


                  Subject to the Air Rights Leases, the Mortgagor shall maintain the independence of the Real Property from other land and improvements not included within or located on the Land. In fulfilling this covenant, Mortgagor shall neither take any action which would make it necessary to own or control any property other than the Real Property in order to meet the obligations of the landlord under any Lease, or in order to comply with the Legal Requirements, nor take any action which would cause any land or improvements other than the Land and the Improvements, and the land subject to the Air Rights Leases, to rely upon the Land or the Improvements for those purposes, nor impair the integrity of the Land as one or more complete subdivided lots and tax parcels.


         4.8.     REBUILDING   UPON  CASUALTY  AND   REMEDIATION  OF  EFFECT  OF
                  CONDEMNATION


                  If a casualty occurs, Mortgagor shall repair or rebuild the Improvements. If any portion of the Real Property is taken by power of eminent domain, Mortgagor shall remedy the effects of the taking. Any such repair, reconstruction or remediation shall be effected with the intended purpose of restoring promptly the Real Property's value and potential to generate income in proportion to the amount of the Indebtedness remaining after any application of Insurance Proceeds or Condemnation Proceeds to the Indebtedness, and Mortgagor shall act in a commercially reasonable manner in performing such repair, reconstruction or remediation, consistent with the other applicable provisions of this Mortgage, in its efforts to achieve such purpose.

         4.9.     PERFORMANCE OF LANDLORD OBLIGATIONS


                  Mortgagor shall perform its material obligations as landlord under the Leases, and shall neither take any action, nor fail to take any action, if the action or failure would be inconsistent with the commercially reasonable management of the Real Property for the purpose of enhancing its long-term
                  performance   and  value.

                  Mortgagor shall not, without Mortgagee's written consent, extend, modify, declare a default under, terminate, or enter into any Lease of the Real Property, except in compliance with the Absolute Assignment of Leases and Rents.


         4.10.    FINANCIAL REPORTS AND OPERATING STATEMENTS

                  (a)      Maintenance of Books and Records

                           During the term of the Loan, Mortgagor shall maintain complete and accurate accounting and operational records, including copies of all Leases and other written contracts relating to the Real Property, copies of all tax statements, and evidence to support the payment of all material property-related expenses.

                  (b)      Delivery   of    Financial    and    Property-Related
                           Information

                           Within 120 days of the end of each of its fiscal years, or, so long as Mortgagor shall be required to make filings with the U.S. Securities and Exchange Commission ("SEC"), which individually or on an aggregated basis with affiliated entities of Mortgagor, substantially contain the following financial information or any portion thereof, such longer period which is permitted by the SEC to make corresponding public filings pursuant to applicable law up to, but not in excess of, an additional ninety
                           (90) days (and in no event beyond the date on which such filings are actually made to the SEC), the Mortgagor shall deliver to Mortgagee (A) copies of the financial statements of the Mortgagor including balance sheets and earnings statements, (B) a complete and accurate operating statement for the Real Property, and (C) a complete rent roll, all in form reasonably satisfactory to the Mortgagee. The rent roll must be certified by the Mortgagor to be true and correct and must include each tenant's name, premises, square footage, rent (including percentage rent and the basis for its calculation), lease expiration date, renewal options and related rental rates, delinquencies, vacancies, and the existence of any unsatisfied landlord obligations in respect of tenant improvements or other leasing costs.

                  (c)      Effect of Failure to Deliver  Financial  and Property
                           Reports

                           If no Default exists, and the Mortgagor fails to provide the financial and property reports required under this Section within 120 days of the close of any fiscal year (or such longer period as is permitted pursuant to Section 4.10(b)), the Mortgagee will provide a Notice of this failure and a thirty-day opportunity to cure. All monthly payments of principal and interest under the Note that become due after this cure period has elapsed but before the reports are received by the Mortgagee must be accompanied by a fee of .000834 times the principal balance of the Loan at the beginning of the previous month, regardless of whether the Notice has asserted that the failure constitutes a Default under this Mortgage. This fee is to compensate the Mortgagee for
                           (A) the increased risk resulting from the Mortgagee's inability to monitor and service the Loan using up-to-date information and (B) the reduced value and liquidity of the Loan as a financial asset.

                  (d)      Certification of Information

                           The financial and operating statements provided under this Subsection need not, as an initial matter be certified by an independent certified public accountant as having been prepared in accordance with generally accepted accounting principles, consistently applied, or, in the case of financial statements prepared on a cash or income tax basis, or of operating statements, as not materially misleading based on an audit conducted in accordance with generally accepted auditing standards. The Mortgagor shall, however certify that such statements fairly present in all material respects the financial condition of the Mortgagor, and Mortgagee expressly reserves the right to require such a certification by an independent certified public accountant if a Default exists or if Mortgagee has reason to believe that any previously provided financial or operating statement is misleading in any material respect.


         4.11.    ESTOPPEL STATEMENTS


                  (a)      Upon  request  by  the  Mortgagee,  Mortgagor  shall,
                           within  ten  (10)  Business  Days  of  Notice  of the
                           request, furnish to Mortgagee or to whom it may direct, a written statement acknowledging the amount of the Indebtedness and disclosing whether any offsets or defenses exist against the Indebtedness. Thereafter, Mortgagor shall be estopped from asserting any other offsets or defenses alleged to have arisen as of the date of the statement.

                  (b) Upon request by Mortgagor, Mortgagee shall, within ten (10) Business Days of Notice of the request, furnish to Mortgagor a written statement setting forth the amount of the principal of the Loan outstanding as of the date of such statement, the date to which interest has been paid, and the amount, if any, claimed to be unpaid upon the Mortgage for principal and interest.

         4.12.    PROHIBITION ON CERTAIN DISTRIBUTIONS


                  If Default exists under Subsection 8.2 or under any of Subparagraphs (b), (c), (d), (e) or (f) of Subsection 8.4, Mortgagor shall not pay any dividend or make any partnership, trust or other distribution, and shall not make any payment or transfer any property in order to purchase, redeem or retire any interest in its beneficial interests or ownership.


         4.13.    USE OF LOAN PROCEEDS


                  The  Loan  proceeds   shall  be  used  solely  for  commercial
                  purposes.


         4.14.    LIEN LAW COVENANT


                  Mortgagor shall receive the advances secured by this Mortgage and shall hold the right to receive such advances as a trust fund in accordance with the provisions of Section 13 of the New York Lien Law.


         4.15.    PROHIBITION ON CUTOFF NOTICES


                  Mortgagor shall not issue any Notice to Mortgagee to the effect that liens on the Real Property after the date of the Notice will enjoy priority over the lien of the Mortgage.


5.       INSURANCE REQUIREMENTS


         At all times until the  Indebtedness  is paid in full,  Mortgagor shall
         maintain  insurance   coverage  and  administer   insurance  claims  in
         compliance with this Section.


         5.1.     REQUIRED COVERAGES

                  (a)      All Risk/Open Perils Special Form Property

                           The Mortgagor shall maintain coverage of 100% of the replacement cost of all insurable elements of the Real Property and of all tangible Personal Property. If a coinsurance clause is in effect, an agreed amount endorsement is required. Blanket policies must include limits by property location. Coverage shall extend to the Real Property and to all tangible Personal Property.

                  (b)      Broad Form Boiler and Machinery

                           If any boilers are other machinery is located on or about the Real Property, Mortgagor shall maintain broad form boiler and machinery coverage, including a form of business income coverage.

                  (c)      Flood

                           If the Real Property is located in a special flood hazard area according to the most current flood insurance rate map issued by the Federal Emergency Management Agency and if flood insurance is available, Mortgagor shall maintain flood insurance coverage of all insurable elements of Real Property and of all tangible Personal Property.

                  (d)      Business Interruption

                           The Mortgagor shall maintain a form of business income coverage in the amount of 80% of one year's business income from the Property. Blanket policies must include limits by property location.

                  (e)      Comprehensive/General Liability

                           The Mortgagor shall maintain comprehensive/general liability coverage (which may be in the form of umbrella/excess liability insurance) with a $1,000,000 combined single limit per occurrence and a minimum aggregate limit of $2,000,000.

                  (f)      Liquor Liability

                           The Mortgagor shall maintain liquor liability coverage, if applicable law may impose liability on those selling, serving, or giving alcoholic beverages to others and if such beverages will be sold, served or given on the Real Property by Mortgagor.

                  (g)      Elective Coverages

                           Mortgagee    may   require    additional    coverages
                           appropriate to the property type and site location. Additional coverages may include earthquake, mine subsidence, sinkhole, personal property, supplemental liability, or coverages of other property-specific risks.


         5.2.     HOW MORTGAGEE SHOULD BE NAMED


                  On all property policies and coverages (including coverage against loss of business income), Mortgagee must be named as "first mortgagee" under a standard mortgage clause. On all liability policies and coverages, Mortgagee must be named as an "additional insured." Mortgagee should be referred to verbatim as follows: "[Name of Mortgagee] and its successors, assigns, and affiliates; as their interest may appear; c/o AEGON USA Realty Advisors, Inc.; Mortgage Loan Dept.; 4333 Edgewood Rd., NE; Cedar Rapids, Iowa 52499-5443."

         5.3.     RATING


                  Each insurance carrier must be rated A, Class X, or better by Best's Rating Service, without regard to its parent's or any reinsurer's rating.


         5.4.     DEDUCTIBLE


                  The maximum deductible on all coverages and policies is $25,000.


         5.5.     NOTICES, CHANGES AND RENEWALS


                  All policies must require the insurance carrier to give Mortgagee a minimum of thirty (30) days notice in the event of cancellation or non-renewal. Mortgagor shall report to Mortgagee immediately any vacancy, change of title, tenant occupancy or use, physical damage, additional improvements or other factors affecting any insurance contract. An original or certified copy of each policy is required upon renewal. If no such copy is available, Mortgagee will accept a binder for a period not to exceed 90 days. All binders, certificates of insurance, and original or certified copies of policies must name Mortgagee as a named insured, or as an additional insured, must include the complete and accurate property address and must bear the original signature of the issuing insurance agent.


         5.6.     UNEARNED PREMIUMS


                  If this Mortgage is foreclosed, Mortgagee may at its discretion cancel any of the insurance policies required under this Section and apply any unearned premiums to the Indebtedness.


         5.7.     FORCED PLACEMENT


                  If Mortgagor fails to comply with the requirements of this Section, the Mortgagee may, at its discretion, procure any required insurance. Any premiums paid for such insurance, or the allocable portion of any premium paid by Mortgagee under a blanket policy for such insurance, shall be a demand obligation under this Mortgage, and any unearned premiums under such insurance shall comprise Insurance Proceeds and therefore a portion of the Property.


6.       INSURANCE AND CONDEMNATION PROCEEDS


         6.1.     PROVISIONS OF APPROVED KEY LEASE TO GOVERN


                  The Mortgagee agrees to permit the use of Insurance Proceeds and Condemnation Proceeds consistently with the terms of the Key

                  Lease, if Mortgagor is obligated under the Key Lease to rebuild the Improvements or to remedy the effect of a condemnation, if Mortgagee may hold the Insurance Proceeds or Condemnation Proceeds and condition their disbursement as described in Section 6.4, and if the tenant under the related Key Lease confirms to the Mortgagee in writing that it is committed to pay full rent following the completion of the reconstruction or remediation. The remaining provisions of this Section shall apply to the extent that they are consistent with the terms of the approved Key Lease.


         6.2.     ADJUSTMENT OF INSURANCE  CLAIMS AND COMPROMISE OF CONDEMNATION
                  AWARDS


                  The Mortgagor may settle any insurance claim or condemnation proceeding if the effect of the casualty or the condemnation may be remediated for $1,000,000 or less (unless the Mortgagor exercises its option to obtain a release of Parcel 2, as hereinafter provided, in which event, thereafter, $500,000.00 or less). If a greater sum is required, the Mortgagor may not settle any such claim or proceeding without the advance written consent of the Mortgagee and, provided there is then no Default hereunder or under the other Loan Documents, such consent shall not be unreasonably withheld, conditioned or delayed. If a Default exists, the Mortgagor may not settle any insurance claim or condemnation proceeding without the advance written consent of the Mortgagee.


         6.3.     DIRECT PAYMENT TO THE MORTGAGEE OF PROCEEDS


                              If the Insurance  Proceeds  received in connection
                  with a casualty or the Condemnation Proceeds received in respect of a condemnation exceed $1,000,000 (unless the Mortgagor exercises its option to obtain a release of Parcel 2, as hereinafter provided, in which event, thereafter, in excess of $500,000.00), or if there is a Default, then such proceeds shall be paid directly to the Mortgagee to be applied in accordance with the provisions of Section 6.4. The Mortgagee shall have the right to endorse instruments that evidence proceeds which it is entitled to receive directly.


         6.4.     AVAILABILITY TO THE MORTGAGOR OF PROCEEDS


                  The Mortgagor shall have the right to use the Insurance Proceeds or the Condemnation Proceeds to rebuild the Improvements following a casualty, or to remedy the effect on the Real Property of any condemnation, if the amount received is less than five percent (5%) of the principal balance of the Note, provided (a) no condition of Default then exists, (b) no nonmonetary default shall have occurred and, following Notice, remained uncured beyond the applicable cure period and (c) the proceeds received by the Mortgagee, together with any additional funds deposited with the Mortgagee by the Mortgagor, are then sufficient, in the Mortgagee's reasonable discretion, to restore the Improvements to their condition before the casualty, or to remedy the effect on the Real Property of the condemnation. The Mortgagee may condition disbursements on approval of plans and specifications, a minimum disbursement requirement of disbursements not more than once in each calendar month, submittal of certificates of occupancy and other appropriate evidence of completion, updating of the Mortgagee's mortgagee title insurance coverage to insure the absence of construction, mechanics' or materialmen's liens, disbursement on a percentage of completion basis with a ten percent holdback on all disbursements pending final completion (on a trade by trade basis), and other customary safeguards for construction lenders. All transactional expenses shall be paid by the Mortgagor. If the amount received in respect of a casualty or condemnation equals or exceeds five percent (5%) of the principal balance of the Note, then such proceeds may, at the Mortgagor's option, be used to rebuild or to remedy subject to all of the provisions and procedures described above, but only if the Loan-to-Value ratio of the Property on completion will be 65% or less, as determined by Mortgagee, in its discretion. If Mortgagee's determination of the Loan-to-Value ratio of the Property on completion is greater than 65%, and Mortgagor disagrees with such determination, Mortgagor may, by Notice to Mortgagee, require that the procedure for the appraisal of the Real Property at the time of origination be repeated in order to arrive at a binding determination of market value. The independent fee appraisal shall be at the Mortgagor's expense, and Mortgagor shall pay to the Mortgagee an administrative fee of $2,500 in connection with its review. The Mortgagee may require that the Mortgagor deposit $10,000 with the Mortgagee as security for these expenses or may pay the fee appraiser's and administrative fees from the proceeds at its sole discretion. If necessary, the Mortgagor shall make a prepayment of the Loan, without premium, sufficient to achieve this Loan-to-Value ratio.

                  Unless the Mortgagor has the right to use the Insurance Proceeds or the Condemnation Proceeds under the foregoing paragraph, the Mortgagee may, in its sole and absolute discretion, either apply them to the Loan balance or disburse them for the purposes of repair and reconstruction, or to remedy the effects of the condemnation. No prepayment premium will be charged on amounts applied to reduce the principal balance of the Loan.

7.       ESCROW FUND


                  The Mortgagor shall pay the Monthly Escrow Payment on the first day of every month, commencing with the month in which the first regular payment of principal and interest is due. Any Monthly Escrow Payment received after the tenth day of the month in which it is due shall be subject to a late charge of five percent (5%) , which shall not be applied to the Escrow Fund. Mortgagee shall hold Monthly Escrow Payments in an interest-bearing fund from which Mortgagee will pay on a timely basis those Escrow Expenses that Mortgagee has anticipated will become payable on a regular basis during the Loan's term, and on which Mortgagee has based its determination of the Monthly Imposition Requirement and the Monthly Reserve Requirement. The Escrow Fund will be maintained as an accounting entry in Mortgagee's general account, where it may be commingled with Mortgagee's other funds. The Escrow Fund shall bear interest, which shall become part of the Escrow Fund. The interest rate will be the passbook rate of interest at a bank in Cedar Rapids, Iowa at the end of the interest accrual period. Interest will be compounded Quarterly based on the average monthly balance. Mortgagee may reanalyze the projected Escrow Expenses from time to time and shall advise Mortgagor of any change in the amount of the Monthly Escrow Payment based upon any reasonably anticipated change to the Escrow Expenses. Upon the foreclosure of this Mortgage, the delivery of a deed in lieu of foreclosure, or the payoff of the Loan, the Mortgagee shall apply amounts in the Escrow Fund, net of accrued Escrow Expenses, to the Indebtedness. Mortgagee shall remit any amounts in excess of the Indebtedness to Mortgagor.


8.       DEFAULT


         8.1.     EXISTENCE OF DEFAULT


                  A Default shall exist immediately upon the occurrence of any of the acts, omissions or circumstances specified in Subsection 8.2 or in Subsection 8.4. Upon the occurrence of any of the acts, omissions or circumstances specified in Subsection 8.3, Mortgagee may deliver written Notice to Mortgagor of the existence of such an act, omission or circumstance, and that such an act, omission or circumstance shall constitute a Default under the Loan Documents unless the Mortgagor promptly initiates an effort to cure the potential Default, pursues the cure diligently and continuously, and succeeds in effecting the cure within 120 days of its receipt of Notice. An additional period of 120 days is afforded in cases where construction or repair is needed to cure the potential default, and the cure cannot be completed within the first 120-day cure period. During the cure period, the Mortgagor has the obligation to provide on demand satisfactory documentation of its effort to cure, and, upon completion, evidence that the cure has been achieved.


         8.2.     MONETARY DEFAULTS


                  A monetary default shall exist upon any of the following:

                  (a)      Monthly Principal and Interest Payments

                           The Mortgagor's failure to pay, or to cause to be paid, any regular monthly payment of principal and interest under the Note or any required Monthly Escrow Payment on or before the tenth day of the month in which it is due.

                  (b)      Matured Indebtedness

                           The Mortgagor's failure to pay, or to cause to be paid, the Indebtedness when the Loan matures by acceleration under Section 14, because of a transfer or encumbrance under Section 11, or by lapse of time.

                  (c)      Demand Obligations

                           The Mortgagor`s failure to pay, or to cause to be paid, within three (3) Business Days of Mortgagee's demand (such demand and time period being in addition to any other demand or period for payment, if any, expressly provided for elsewhere in this Mortgage), any other amount due under this Mortgage or any of the other Loan Documents.


         8.3.     CURABLE NONMONETARY DEFAULT


                  A curable nonmonetary default shall exist upon any of the following (and such events shall not be a Default unless Mortgagor shall fail to cure the same within the applicable notice and grace period set forth in Section 8.1):

                  (a)      Entry of a Material Judgment

                           The entry of any judgment against any Mortgagor or any other Obligor, if the judgment may materially and adversely affect the value, use or operation of the Real Property of such Mortgagor.

                  (b)      Failure of Warranty

                           Any representation made in Section 3 or warranted in any other Loan Document shall become untrue or misleading in any material respect (except with respect to Sections 3.11 or 3.12, provided Mortgagor shall promptly give notice of the occurrence of same to Mortgagee and, with respect to

                           Section  3.17,  to  the  extent  within   Mortgagor's
                           control to
                           prevent or avoid such occurrence).

                  (c)      Other Defaults

                           The Mortgagor's failure to observe any promise or covenant made in this Mortgage, if the failure is not described in Subsection 8.2, in Subsection 8.4, or elsewhere in this Subsection 8.3. Default under other Loan Documents, or the existence of a "Default" as defined in any Loan Document, unless the "Default" is monetary in nature or is expressly described elsewhere in this Mortgage.

                  (d) Mortgagor shall default under any Air Rights Lease and such default shall not be cured within the applicable time period set forth in Section 8.1 or, notwithstanding the provisions of Section 8.1 to the contrary, if the Air Rights Lease shall provide a shorter notice and/or cure period, if such default shall not be cured at least five (5) Business Days prior to the expiration of any such notice and/or cure period provided thereunder.

         8.4.     INCURABLE NONMONETARY DEFAULT


                  An incurable nonmonetary default shall exist upon any of the following:

                  (a)      Material Untruth or Misrepresentation

                           Mortgagee's discovery that any representation made by any Mortgagor or by any other Obligor in any Loan Document in connection with the Loan was untrue or misleading in any material respect at the time it was made.

                  (b)      Due on Sale or Encumbrance

                           The occurrence of any sale, conveyance, transfer or vesting that would result in the Loan becoming immediately due and payable at Mortgagee's option under Section 11.

                  (c)      Voluntary Bankruptcy Filing

                           The filing by any Mortgagor of a petition in bankruptcy or for relief from creditors under any present or future law that affords general protection from creditors.

                  (d)      Involuntary Bankruptcy or Similar Filing

                           Any Mortgagor or any other Obligor (other than a Carveout Obligor) becomes the subject of any petition or action seeking to adjudicate it bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief, or that may result in a composition of its debts, provide for the marshaling of any Mortgagor's or such other Obligor's (other than a Carveout Obligor's) assets for the satisfaction of any Mortgagor's or such other Obligor's (other than a Carveout Obligor's) debts, or result in the judicially ordered sale of any Mortgagor's or such other Obligor's (other than a Carveout Obligor's) assets for the purpose of satisfying its obligations to creditors, unless a motion for the dismissal of the petition or other action is filed and results in its dismissal within ninety days of the filing of the petition or other action.

                  (e)      Insolvency

                           The failure of any Mortgagor or of any other Obligor (other than a Carveout Obligor) generally to pay its debts as they become due, its admission in writing to an inability so to pay its debts, the making by any Mortgagor or of other Obligor (other than a Carveout Obligor) of a general assignment for the benefit of creditors, or a judicial determination that any Mortgagor or any other Obligor (other than a Carveout Obligor) is insolvent.

                  (f)      Receivership

                           The appointment of a receiver or trustee to take possession of any of the assets of any Mortgagor.

                  (g)      Levy or Attachment

                           The taking or seizure of any material portion of the Property under levy of execution or attachment.

                  (h)      Lien

                           The filing against any of the Real Property of any lien or claim of lien for the performance of work or the supply of materials, or the filing of any federal, state or local tax lien against any Mortgagor or any other Obligor, or against any of the Real Property, unless the Mortgagor promptly complies with Section 10 of this Mortgage.

                  (i)      Death, Dissolution or Liquidation

                           The  dissolution or liquidation of any Mortgagor,  or
                           the   cessation  of  its  legal   existence   (unless
                           resulting in a Permitted Transfer).

                  (j)      Events Affecting Carveout Obligors

                           The filing by any Carveout Obligor of a petition in bankruptcy or for relief from creditors under any present or future law that affords general protection from creditors; the filing by any other person of an involuntary petition in bankruptcy against any Carveout Obligor or the filing of any other action that may result in a composition of debts, provide for the marshaling of assets for the satisfaction of such Carveout Obligor's debts, or result in the judicially ordered sale of assets for the purpose of satisfying obligations to creditors (unless a motion for the dismissal of the petition or other action is filed and results in its dismissal within ninety days of the filing of the petition or other action); the dissolution or liquidation of any Carveout Obligor that is not a natural person, or the cessation of its legal existence; or the death of any Carveout Obligor who is a natural person(unless the event described in this Paragraph (j) results in a Permitted Transfer), and unless, following any such event, any remaining Carveout Obligor or Obligors have the direct or indirect power to exercise management control over the Real Property and have an aggregate net worth at least equal to the Net Worth Requirement, or unless any remaining Carveout Obligor (or the executor of the estate of any deceased Carveout Obligor) diligently and continuously pursues the replacement of the subject Carveout Obligor, and succeeds, within 180 days of such an event, in causing another person to assume the obligations of the subject Carveout Obligor under the Carveout Guaranty and Indemnity, and the Environmental Indemnity Agreement, so that the Carveout Obligors collectively meet the Net Worth Requirement and have the direct or indirect power to exercise management control over the Real Property. Nothing contained herein shall be deemed or construed to impose the requirement that the Carveout Obligors maintain a specified net worth during the term of the Loan, provided, however, that the Carveout Obligors shall be prohibited from taking voluntary actions not in the ordinary course of business which would reduce its net worth to less than the then outstanding principal balance of the Loan if a Default exists or during any time when the loan-to-value ratio of the Loan, if calculated using the value of the Real Property, would exceed 75%.

                  (k)      Air Rights Leases Default

                           There shall be a termination, surrender, modification or amendment of any Air Rights Lease without the prior written consent of Mortgagee.

9.       RIGHT TO CURE


         Upon Default or upon the failure of Mortgagor, following a Notice given under Subsection 8.3, to diligently pursue the cure of any act, omission or circumstance that may cause Default, Mortgagee shall have the right to cure the Default or the act, omission or circumstance. The expenses of doing so shall be part of the Indebtedness, and Mortgagor shall pay them to Mortgagee on demand.


10.      CONTEST RIGHTS


         Mortgagormay secure the right to contest Impositions and construction, mechanics' or materialmen's liens, through appropriate proceedings conducted in good faith, by either (A) depositing with Mortgagee an amount (or a letter of credit from a financial institution having not less than an A rating from Standard & Poor's or one or more other nationally recognized rating agencies, and otherwise reasonably acceptable to Mortgagee) equal to 110% of the amount of the Imposition or the lien, or (B) obtaining and maintaining in effect a bond issued by a surety reasonably acceptable to Mortgagee, in an amount equal to the greater of (i) the amount of a required deposit under clause (A) above and (ii) the amount required by the surety or by the court in order to obtain a court order staying the foreclosure of the lien pending resolution of the dispute, and releasing the lien of record. The proceeds of such a bond must be payable directly to Mortgagee. The surety issuing such a bond shall be acceptable to Mortgagee in its sole, but reasonable, discretion. After such a deposit is made or bond issued, the Mortgagor shall promptly commence the contest of the lien and continuously pursue that contest in good faith and with reasonable diligence. If the contest of the related Imposition or lien is unsuccessful, any deposits or bond proceeds shall be used to pay the Imposition or to satisfy the obligation from which the lien has arisen. Any surplus shall be refunded to Mortgagor.


11.      DUE ON TRANSFER OR ENCUMBRANCE


         Upon the sale of any portion of the Real Property or any other conveyance, transfer or vesting of any direct or indirect interest in Mortgagor or the Property, including (i) the direct or indirect transfer of, or the granting of a security interest in, the ownership of Mortgagor, (ii) any encumbrance (other than a Permitted Encumbrance) of the Real Property (unless the Mortgagor contests the encumbrance in compliance with Section 11) and (iii) the granting of any security interest in the Property, the Indebtedness shall, at Mortgagee's option, become immediately due and payable without Notice, unless the sale, conveyance, transfer or vesting is a Permitted Transfer.


12.      DUE ON SALE EXCEPTIONS


         12.1.    PERMITTED TRANSFERS


                  The following are "Permitted Transfers":

                  (a) A single transfer of the Property to a purchaser of Reckson Associates ("Reckson") or to any entity to which substantially all of the assets of Reckson are transferred or as a result of a change in control through the merger or consolidation of Reckson into another entity, if (i) the purchaser or other transferee is a corporation whose stock is publicly traded with a minimum stockholder's equity of $500,000,000, (ii) the Loan is not in Default, and
                           (iii) the Mortgagee, applying commercially reasonable standards, approves of the proposed transferee's ownership structure, financial strength and management capability, and of the management capability of the transferee's principals The following additional conditions shall apply to a Permitted Transfer under this subparagraph (a).

                                    (i)  If  title  to  the  Real   Property  is
                                    transferred in connection with the subject transaction, the transferee must assume all liabilities and obligations under the terms of the Loan Documents.


                                    (ii) The Carveout  Obligor shall be released
                                    from   accrued   and/or   future    Carveout
                                    Obligations,  provided accrued and/or future
                                    Carveout Obligations are expressly assumed by a replacement obligor satisfactory to the Mortgagee. The Mortgagee shall not withhold its consent to any such replacement obligor having a net worth equal to the greater of
                                    (i) the net worth of the Carveout Obligor at the time of the transfer and (ii) the then-current principal balance of the Loan. Those having obligations under the Loan Documents before the transfer will not be released from obligations arising after the date of the transfer, except at Mortgagee's sole discretion.

                                    (iii)  If  title  to the  Real  Property  is
                                    transferred  in connection  with the subject
                                    transaction,   such  a   transfer   will  be
                                    conditioned on the payment of an assumption fee of one-half of one percent (1/2%) of the then-outstanding principal balance of the Loan.

                                    If no Real  Property is so  transferred,  an
                                    administrative   fee  of  $50,000  shall  be
                                    charged in connection with the Mortgagee's review and underwriting of the request.

                  (b) A single transfer of the Real Property, either (i) to a purchaser of Metropolitan Operating Partnership, L.P., a Delaware limited partnership ("Metropolitan") or to any entity to which substantially all of the assets of Metropolitan are transferred or as a result of a change in control through the merger or consolidation of Metropolitan into another entity, if the purchaser or transferee is a corporation whose stock is publicly traded with a minimum stockholder's equity of $500,000,000, or (ii) to a purchaser of the Real Property, if the Loan is not in Default, and if the Mortgagee, applying commercially reasonable standards, approves of the proposed transferee's ownership structure, financial strength and management capability, and of the management capability of the transferee's principals. The following additional conditions shall apply to a Permitted Transfer under this subparagraph (b):

                                    (i)  If  title  to  the  Real   Property  is
                                    transferred in connection with the subject transaction, the transferee must assume all liabilities and obligations under the terms of the Loan Documents.


                                    (ii) The Carveout  Obligor shall be released
                                    from   accrued   and/or   future    Carveout
                                    Obligations,  provided accrued and/or future
                                    Carveout Obligations are expressly assumed by a replacement obligor satisfactory to the Mortgagee. The Mortgagee shall not withhold its consent to any such replacement obligor having a net worth equal to the greater of
                                    (i) the net worth of the Carveout Obligor at the time of the transfer and (ii) the then-current principal balance of the Loan.


                                    (iii)  Any  transfer  permitted  under  this
                                    Paragraph  (b)  will be  conditioned  on the
                                    payment of an assumption fee one-half of one
                                    percent   (1/2%)  of  the   then-outstanding
                                    principal   balance  of  the  Loan.  If  the
                                    subject   transfer   does  not   occur,   an
                                    administrative   fee  of  $50,000  shall  be
                                    charged in connection with the Mortgagee's review and underwriting of the request.

                  (c) The transfer of any direct or indirect interest in the Mortgagor, subject to the condition that, after such transfer, Reckson (or any entity which directly or indirectly succeeds to the interests of Reckson by merger or consolidation or sale of all or substantially all of its assets) shall, directly or indirectly, control the managing member of the Mortgagor by the ownership of voting securities, or shall by contract or otherwise hold the right to the present control (which right shall not be capable being withdrawn without Reckson's consent, except for cause, but which control may exist even though others may have approval rights in respect of major decisions) of such managing member, and shall retain a beneficial interest in the Mortgagor of not less than 30%.

         12.2.    TRANSACTION COSTS


                  The Mortgagor shall pay all out-of-pocket expenses incurred by the Mortgagee in the review and processing of a Permitted Transfer.


         12.3.    RELEASE AND SUBSTITUTION OF COLLATERAL


                  If the Mortgagor desires to secure the release of the Real Property from the lien of this Mortgage in an arm's length transaction to an unaffiliated purchaser, it may do so provided that the Loan is not in default and another commercial real property satisfactory to the Mortgagee is substituted for the released Real Property as collateral encumbered hereby. The Mortgagee may consider any factor reasonably related to the quality of the proposed substitute property as collateral, including, without limitation, property type, market value, cash flow, projected capital requirements, overall tenant quality, location, condition of title, quality and expected life of the improvements, and the environmental condition of the property, so that Mortgagee's overall credit package after the substitution is no less desirable to Mortgagee, in its sole and absolute discretion, than it was before the substitution. The closing of the substitution of the collateral shall be carried out in accordance with the Mortgagee's then-current mortgage loan origination practice, however the Mortgagee shall collect, as compensation for its underwriting and closing efforts, a fee of one half of one percent (1/2%) of the principal balance of the Note (if the substituted collateral consists of a single real property) or of one percent (1%) of the principal balance of the Note (if the substituted collateral consists of two, three, or four real properties). The substitute collateral may not be comprised of more than four real properties. The Mortgagor shall pay all of the Mortgagee's reasonable out-of-pocket expenses in connection with such release and substitution.


13.      NOTICE OF ABSOLUTE ASSIGNMENT OF LEASES AND RENTS


                  Under the Absolute Assignment of Leases and Rents, Mortgagor has assigned to Mortgagee, and to its successors and assigns, all of

                  Mortgagor's right and title to, and interest in, the Leases, including all rights under the Leases and all benefits to be derived from them. The rights assigned include all authority of Mortgagor to modify or terminate Leases, or to exercise any remedies, and the benefits assigned include all Rents. This assignment is present and absolute, but under the terms of the Absolute Assignment of Leases and Rents, Mortgagee has granted the Mortgagor a conditional license to collect and use the Rents, and to exercise the rights assigned, in a manner consistent with the Obligations. Mortgagee may, however, terminate the license by written Notice upon either (i) Default or (ii) the occupancy of more than one-half of the leasable space in the Improvements by a single tenant that is the subject of a petition under the U.S. Bankruptcy Code (the "Bankruptcy Code"), that has threatened to file such a petition, or whose insolvency is imminent. If the license to collect Rents is terminated under clause (ii) and there is no Default, then the Mortgagee shall have the right to collect the Rents directly, shall apply any Rents received to that portion of the Indebtedness then due and payable, and shall promptly remit any excess amount to Mortgagor. Mortgagor agrees to collect in trust for Mortgagee any Rents remitted to Mortgagor after the expiration or termination of Mortgagor's license to collect the Rents. Mortgagor further agrees to pay any such Rents to Mortgagee promptly after they are received.


                  In connection with the above-described Assignment, Mortgagee shall have all the rights against lessees of the Real Property as set forth in Section 291(f) of the Real Property Law of New York.


                  Pursuant to the Absolute Assignment of Rents, and subject to the terms and conditions set forth therein, Mortgagor may request, and Mortgagee has agreed to grant, subordination, non-disturbance and attornment agreements with respect to certain Leases.


14.      ACCELERATION


                  Under the terms of the Note, if a Default exists, Mortgagee may, at its option, without Notice to Mortgagor, declare the Indebtedness to be immediately due and payable.


15.      RIGHTS OF ENTRY AND TO OPERATE


         15.1.    ENTRY ON REAL PROPERTY


                  If a Default exists, Mortgagee may without Notice enter upon the Real Property and take exclusive possession of the Real Property and of all books, records and accounts, all without Notice and without being guilty of trespass. If Mortgagor remains in possession of all or any part of the Property after Default and without

                  Mortgagee's prior written consent, Mortgagee may, without Notice to Mortgagor, invoke any and all legal remedies to dispossess Mortgagor.


         15.2.    OPERATION OF REAL PROPERTY


                  Following Default, Mortgagee may hold, lease, manage, operate or otherwise use or permit the use of the Real Property, either itself or by other persons, firms or entities, in such manner, for such time and upon such other terms as Mortgagee may deem to be prudent and reasonable under the circumstances (making such repairs, alterations, additions and improvements thereto and taking any and all other action with reference thereto, from time to time, as Mortgagee deems necessary or desirable), and apply all Rents and other amounts collected by Mortgagee in accordance with the provisions of the Absolute Assignment of Leases and Rents.


16.      RECEIVERSHIP


                  Following Default, Mortgagee may apply to a court of competent jurisdiction for the appointment of a receiver of the Property, without Notice to Mortgagor, whether or not the value of the Property exceeds the Indebtedness, whether or not waste or deterioration of the Real Property has occurred, and whether or not other arguments based on equity would justify the appointment. Mortgagor irrevocably, with knowledge and for valuable consideration, consents to such an appointment. Any such receiver shall have all the rights and powers customarily given to receivers in New York, including the rights and powers granted to Mortgagee by this Mortgage, the power to maintain, lease and operate the Real Property on terms approved by the court, and the power to collect the Rents and apply them to the Indebtedness or otherwise as the court may direct. Once appointed, a receiver may at Mortgagee's option remain in place until the Indebtedness has been paid in full.


17.      FORECLOSURE; POWER OF SALE


         17.1.    AVAILABLE REMEDIES


                  Upon Default, Mortgagee may immediately proceed to foreclose the lien of this Mortgage, against all or part of the Property, or to sell the Property, by judicial or nonjudicial foreclosure or power of sale in accordance with the laws of New York and may pursue any other remedy available to mortgage lenders under the laws of New York. In case of a sale by foreclosure or otherwise, the Real Property may, in Mortgagee's sole discretion, be sold in one or more parcels, any provision of any statute, regulation or other law to the contrary notwithstanding.

         17.2.    EXPENSES


                  In connection with any foreclosure of the lien hereof (whether by judicial proceeding or power or sale) or any action to enforce any other remedy of Mortgagee under this Mortgage, the Note or any other Loan Document, Mortgagor agrees to pay all expenditures and expenses which may be paid or incurred by or on behalf of Mortgagee including, without limitation, attorneys' fees and disbursements, court costs, appraiser's fees, outlays for documentary and expert evidence, stenographers' charges, publication costs, and costs (which may be estimated as to items to be expended after entry of the decree) of procuring all such abstracts of title, title searches and examinations, title insurance policies, and similar data and assurances with respect to title and value as Mortgagee may deem reasonably necessary either to prosecute such suit or to evidence to bidders at any sale which may be had pursuant to such decree the true condition of title to or the value of the Real Property, and the right to such fees and expenses shall be deemed to have accrued on commencement of such action and shall be enforceable whether or not such action is prosecuted to judgment. Subject to the limitation on the maximum secured amount set forth in this Mortgage, all expenditures and expenses of the nature in this Section mentioned and such expenses and fees as may be incurred in the protection of Mortgagee's interest in the Real Property or the maintenance of the lien of this Mortgage as permitted under the terms of this Mortgage and the other loan documents, including the fees of any attorney employed by Mortgagee (i) in any litigation or proceeding (including, without limitation, any bankruptcy proceeding if Mortgagor shall be the debtor in a case filed under the Bankruptcy Code) affecting this Mortgage, the Note or any of the other Loan Documents or concerning the protection of Mortgagee's interest in the Real Property or the maintenance of the lien of this Mortgage, whether or not Mortgagee is a party thereto, or (ii) in preparation for the commencement or defense of any litigation or proceeding described in (i) above or any such litigation or proceeding that may be threatened in writing, whether or not such litigation or proceeding is actually commenced, shall be immediately due and payable by Mortgagor upon demand, with interest thereon at the Default Rate and shall be secured by this Mortgage and the other Loan Documents.


         17.3     APPLICATION OF PROCEEDS OF FORECLOSURE SALE


                  The proceeds of any foreclosure sale of the Real Property shall be distributed and applied in the following order of priority: (a) first, to payment of all costs and expenses incident to the foreclosure proceedings, including, without limitation, all such items as are mentioned in Subsection 18.2; (b) second, to the cost of any search and/or other evidence of title procured in connection therewith and the transfer tax on any deed or conveyance; (c) third, to all sums expended under the terms hereof, not then repaid, with accrued interest at the rate provided herein; (d) fourth, to all other sums secured hereby, in such order as Mortgagee may determine in its sole and absolute discretion; and (e) fifth, the remainder, if any to the person or persons legally entitled thereto.


         17.4     CONTINUATION OF LEASES

                  Upon the foreclosure of the lien created by this Mortgage, no Lease then existing shall be destroyed or terminated as a result of such foreclosure unless Mortgagee or any purchaser of the Property shall be so elect by notice to the tenant or lessee in question.


18.      WAIVERS


                  To the maximum extent permitted by law, Mortgagor irrevocably and unconditionally WAIVES and RELEASES any present or future rights (a) of reinstatement or redemption (b) that may exempt the Property from any civil process, (c) to appraisal or valuation of the Property, (d) to extension of time for payment, (e) that may subject Mortgagee's exercise of its remedies to the administration of any decedent's estate or to any partition or liquidation action, (f) to any homestead and exemption rights provided by the Constitution and laws of the United States and of New York, (g) to notice of acceleration or notice of intent to accelerate, and (h) that in any way would delay or defeat the right of Mortgagee to cause the sale of the Real Property for the purpose of satisfying the Indebtedness. Mortgagor agrees that the price paid at a lawful foreclosure sale, whether by Mortgagee or by a third party, and whether paid through cancellation of all or a portion of the Indebtedness or in cash, shall conclusively establish the value of the Real Property.


19.      EXCULPATION CLAUSE AND CARVEOUT OBLIGATIONS


                  Mortgagee agrees that it shall not seek to enforce any monetary judgment with respect to the indebtedness evidenced by the Note against Mortgagor and Mortgagee shall not have recourse to Mortgagor or any of its assets except through recourse to the Property, unless the obligation from which the judgment arises is a Carveout Obligation. The Carveout Obligations include (i) the obligation to repay any portion of the Indebtedness that arises from a Carveout, (ii) the obligation to repay the entire Indebtedness, if Mortgagee's exculpation of the Mortgagor from personal liability under this Section has become void pursuant to the last paragraph of this Section 19, (iii) the obligation to indemnify the Mortgagee in respect of its actual damages suffered in connection with a Carveout, and (iv) the obligation to defend the Mortgagee from and against any claims, judgments, causes of action or proceedings arising from the Carveouts. The Carveouts include:

                  (i)      fraud or material written misrepresentation;

                  (ii) waste of the Property (which shall be defined to include damage, destruction or disrepair of the Real Property caused by a willful act or grossly negligent omission of the Mortgagor, but to exclude ordinary wear and tear in the absence of gross negligence);

                  (iii) misapplication of tenant security deposits, Insurance Proceeds or Condemnation Proceeds;

                  (iv) failure to pay property taxes, assessments or other lienable Impositions, to the extent that amounts held by the Mortgagee in escrow for the payment of such impositions and amounts held by any receiver or in any lock-box, or collected by Mortgagee under the related assignment, are insufficient for such payment, provided, however, that no such failure shall be considered to have occurred in respect of any period more than sixty (60) days after the Mortgagor has unconditionally offered to enter into the Mortgagee's choice of either (A) an agreement to permit an uncontested foreclosure, or (B) an agreement to deliver a deed in lieu of foreclosure, in either case within sixty (60) days of the Mortgagee's acceptance of the offer;

                  (v) failure to pay to Mortgagee all Rents, income and profits, net of reasonable and customary operating expenses, received in respect of a period when the Loan is in Default (as defined herein);

                  (vi) the out-of-pocket expenses of enforcing the Loan Documents following Default, not including expenses incurred after the Mortgagor has agreed in writing to transfer the Real Property to the Mortgagee by the Mortgagee's choice of either an uncontested foreclosure or delivery of a deed in lieu of foreclosure;

                  (vii) terminating or amending a Lease in violation of the Loan Documents;

                  (viii)   any presence or release of hazardous substances;

                  (ix) any and all liabilities, obligations, losses, damages, penalties, actions, causes of action, judgments, suits, claims, costs, expenses of any kind or nature, including the reasonable fees and expenses of counsel, which arise as a result of Mortgagor's
                           failure  to  perform  its   obligations   as  tenant,
                           including without limitation, payment of rent or taxes, pursuant to any Air Rights lease (as such term is defined in the Mortgage) or Borrower's failure to perform its obligations as sublandlord pursuant to any sublease of an Air Rights Lease;

                  (x) any and all liabilities, obligations, losses, damages, penalties, actions, causes of action, judgments, suits, claims, costs, expenses of any kind or nature, including the reasonable fees and expenses of counsel, which arise as a result of the termination or expiration of any Air Rights Lease, whether by reason of Mortgagor's failure to timely exercise any right or option to such Air Rights Lease, Mortgagor's default thereunder, or any other cause or circumstance; and

                  (xi) claims made, or causes of action commenced, by tenants at the Property known as 810 Seventh Avenue, resulting from the interruption of telephone service arising from damage to the Bell Atlantic equipment in the parking garage which occurred prior to the date hereof.


                  The Mortgagee's exculpation of the Mortgagor from personal liability for the repayment of the Indebtedness shall be void without Notice if Mortgagor (a) voluntarily transfers or encumbers the Property in violation of this Mortgage, or (b) files a voluntary petition for reorganization under Title 11 of the United States Code (or under any other present or future law, domestic or foreign, similarly affording relief from creditors), and has not offered, prior to the filing, to enter into the Mortgagee's choice of either an agreement to permit an uncontested foreclosure, or an agreement to deliver a deed in lieu of foreclosure within sixty (60) days of the Mortgagee's acceptance of the offer. After the Mortgagee accepts such an offer, default by the Mortgagor in fulfilling the terms of the accepted offer shall trigger personal liability for the entire Indebtedness. No such offer shall be conditioned on any payment by the Mortgagee, on the release of any obligor from any Obligation, or on any other concession. If the Mortgagor voluntarily assumes recourse liability under Loan Documents or other written agreements that expressly provide for such personal liability, such Loan Documents or written agreements, if any, shall not be subject to exculpation from personal liability.


20.      SECURITY AGREEMENT AND FIXTURE FILING


         20.1.    SECURITY AGREEMENT


                  This Mortgage shall be self-operative and shall constitute a Security Agreement pursuant to the provisions of the Code with respect to those items comprising Property that may be subject to a security interest under the Code. Mortgagor, as debtor, hereby grants Mortgagee, as secured party, a security interest in those items and in all related additions, replacements, substitutions and proceeds, for the purpose of securing the Indebtedness. Mortgagor hereby agrees to execute and deliver on demand, and irrevocably constitutes and appoints Mortgagee the attorney-in-fact of Mortgagor, to execute, deliver and, if appropriate, to file with the appropriate filing officer or office, such security agreements, financing statements or other instruments as Mortgagee may reasonably require in order to create, perfect, or continue this security interest. Mortgagor shall pay all related filing fees and costs, all reasonable costs and expenses of any record searches (or their continuations), as Mortgagee may reasonably require. Without the prior written consent of Mortgagee, Mortgagor shall not create or suffer the creation of any other lien on or security interest in any of the Property subject to the security interest. Upon Default, Mortgagee shall have the rights and remedies of a secured party under the Code as well as all other rights and remedies available at law or in equity, and, at Mortgagee's option, Mortgagee may also invoke the remedies provided elsewhere in this Mortgage as to such property. Mortgagor and Mortgagee agree that the rights granted to Mortgagee as secured party under this Section 21 are in addition to rather than a limitation on any of Mortgagee's other rights under this Mortgage with respect to the Personal Property. No failure to mention any item in a financing statement shall limit the scope of Mortgagor's assignment of any Property, impair the priority of Mortgagee`s lien on any Personal Property, or alter Mortgagee's rights to Insurance Proceeds and Condemnation Proceeds.


         20.2.    FIXTURE FILING


                  This Mortgage constitutes a financing statement filed as a fixture filing in the Official Records of the County Clerk of New York County, New York with respect to any and all fixtures comprising Property. The "debtor" is Metropolitan 810 7th Ave, LLC, a limited liability company organized under Delaware law, and 100 Wall Company LLC, a limited liability company organized under Delaware law, the "secured party" is Monumental Life Insurance Company, a Maryland corporation, the collateral is as described in Section 20 above and the granting clause of this Mortgage, and the addresses of the debtor and secured party are the addresses stated in Subsection 22.12 of this Mortgage for Notices to such parties. The owner of record of the Real Property is Metropolitan 810 7th Ave, LLC with respect to the Real Property described on Exhibit B-1 and 100 Wall Company LLC with respect to the Real Property described on Exhibit B-2.

21.      ENVIRONMENTAL MATTERS


         21.1.    REPRESENTATIONS


                  The Mortgagor represents as follows:

                  (a)      No Hazardous Substances

                           To the best of Mortgagor's knowledge as a duly diligent property owner, and except as disclosed in the ESA, no release of any Hazardous Substance has occurred on or about the Real Property in quantities or at concentration levels that would be expected to give rise to response action.

                  (b)      Compliance with Environmental Laws

                           The Real Property and its current use and presently anticipated uses comply with all Environmental Laws, including those requiring permits, licenses, authorizations, and other consents and approvals.

                  (c)      No Actions or Proceedings

                           No governmental authority or agency has commenced any action, proceeding or investigation based on any suspected or actual violation of any Environmental Law on or about the Real Property. To the best of Mortgagor's knowledge as a duly diligent property owner, no such authority or agency has threatened to commence any such action, proceeding, or investigation.


         21.2.    COVENANTS


                  Mortgagor covenants as follows:

                  (a)      Compliance with Environmental Laws

                           Mortgagor shall, and Mortgagor shall cause all employees, agents, contractors, and tenants of Mortgagor and any other persons present on or occupying the Real Property, to keep and maintain the Real Property in material compliance with all Environmental Laws.

                  (b)      Notices, Actions and Claims

                           The Mortgagor shall immediately advise Mortgagee in writing of (i) any notices from any governmental or quasi-governmental agency or authority of violation or potential violation of any Environmental Law received by Mortgagor, (ii) any and all enforcement, cleanup, removal or other governmental or regulatory actions instituted, completed or threatened pursuant to any Environmental Law, (iii) all claims made or threatened by any third party against Mortgagor or the Real Property relating to damage, contribution, cost recovery, compensation, loss or injury resulting from any Hazardous Substances, and (iv) discovery by Mortgagor of any occurrence or condition on any real property adjoining or in the vicinity of the Real Property that could cause the Real Property to become contaminated by or with Hazardous Substances.


         21.3.    MORTGAGEE'S RIGHT TO CONTROL CLAIMS


                  Mortgagee shall have the right (but not the obligation) to join and participate in, as a party if it so elects, any legal proceedings or actions initiated in connection with any Hazardous Substances and to have its consultants' fees and attorneys' fees paid by Mortgagor, provided however, that with respect to attorneys' fees, so long as no Default has occurred hereunder or under the other Loan Documents, Mortgagee shall not be entitled to seek payment thereof from Mortgagor under this Section 21.3 unless Mortgagee has reasonably determined that its representation by counsel separate from Mortgagor in any such proceeding or action is necessary or advisable (whether by reason of a conflict of interest, a determination, in Mortgagee's reasonable good faith judgment, that Mortgagor's counsel is not adequately representing Mortgagee's interest, or other reasonable basis for such determination).


         21.4.    INDEMNIFICATION


                  Mortgagor shall be solely responsible for, and shall indemnify, defend, and hold harmless Mortgagee and its directors, officers, employees, agents, successors and assigns from and against, any claim, judgment, loss, damage, demand, cost, expense or liability of whatever kind or nature, known or unknown, contingent or otherwise, directly or indirectly arising out of or attributable to the use, generation, storage, release, threatened release, discharge, disposal, or presence (whether prior to or after the date of this Mortgage) of Hazardous Substances on, in, under or about the Real Property (whether by Mortgagor, a predecessor in title, any tenant, or any employees, agents, contractor or subcontractors of any of the foregoing or any third persons at any time occupying or present on the Real Property), including: (i) personal injury; (ii) death; (iii) damage to property; (iv) all consequential damages; (v) the cost of any required or necessary repair, cleanup or detoxification of the Real Property, including the soil and ground water thereof, and the preparation and implementation of any closure, remedial or other required plans; (vi) damage to any natural resources; and (vii) all reasonable costs and expenses incurred by Mortgagee in  connection  with clauses (i) through
                  (vi), including reasonable attorneys' and consultants' fees; provided, however, that nothing contained in this Section shall be deemed to preclude Mortgagor from seeking indemnification from, or otherwise proceeding against, any third party including any tenant or predecessor in title to the Real Property. The covenants, agreements, and indemnities set forth in this Section shall be binding upon Mortgagor and its heirs, personal representatives, successors and assigns, and shall survive repayment of the Indebtedness, foreclosure of the Real Property, and Mortgagor's granting of a deed to the Real Property in lieu of foreclosure. Payment shall not be a condition precedent to this indemnity. Any costs or expenses incurred by Mortgagee for which Mortgagor is responsible or for which Mortgagor has indemnified Mortgagee shall be paid to Mortgagee within ten (10) Business Days after demand, with interest at the Default Rate from the date incurred by Mortgagee until paid in full, and shall be secured by this Mortgage. Without the prior written consent of Mortgagee, Mortgagor shall not enter into any settlement agreement, consent decree, or other compromise in respect to any claims relating to Hazardous Substances; provided however, if (1) there is no Default hereunder or under any of the other Loan Documents, (2) the settlement, compromise or consent decree does not require or impose on Mortgagee any admission of liability, negligence or wrong doing, and (3) there is no performance required under such settlement, compromise or consent decree on Mortgagee's part and any such performance required by Mortgagor is, in Mortgagee's reasonable judgment, adequately provided for, then, in such event, Mortgagee shall not unreasonably withhold, condition or delay its consent.


                  Notwithstanding the foregoing, the indemnification set forth in this Section 21.4 shall not extend to matters caused by the Mortgagee's gross negligence or willful misconduct or arising from a release, discharge, disposal, or presence of Hazardous Substances that occurs after the Mortgagee has taken possession of the Real Property (provided the Mortgagor has not caused the release, discharge, disposal, or presence though an act or omission).


         21.5.    ENVIRONMENTAL AUDITS


                  If a Default exists, or at any time Mortgagee has reason to believe that a release of Hazardous Substances may have occurred or may be likely to occur, Mortgagee may require that Mortgagor retain, or Mortgagee may retain directly, at the sole cost and expense of Mortgagor, a licensed geologist, industrial hygienist or an environmental consultant acceptable to Mortgagee to conduct an environmental assessment or audit of the Real

                  Property. In the event that Mortgagee makes a reasonable determination of the need for an environmental assessment or audit, Mortgagee shall inform Mortgagor (either orally or in writing) that such a determination has been made and, if requested to do so by Mortgagor, give Mortgagor a written explanation of that determination before the assessment or audit is conducted. Mortgagor shall afford any person conducting an environmental assessment or audit access to the Real Property and all materials reasonably requested. Mortgagor shall pay within ten (10) Business Days after demand the cost and expenses of any environmental assessment or audit obtained by Mortgagee. Mortgagor shall, at Mortgagee's request and at Mortgagor's sole cost and expense, take such investigative and remedial measures determined by the geologist, hygienist or consultant to be necessary to address any condition discovered by the assessment or audit so that
                  (i) the Real Property shall be in compliance with all Environmental Laws, (ii) the condition of the Real Property shall not constitute any identifiable risk to human health or to the environment, and (iii) the value of the Real Property shall not be affected by the presence of Hazardous Substances.


22.      MISCELLANEOUS


         22.1.    SUCCESSORS AND ASSIGNS


                  All of the terms of the Loan Documents shall apply to, be binding upon and inure to the benefit of the heirs, personal representatives, successors and assigns of the Obligors, or to the holder of the Note, as the case may be.


         22.2.    SURVIVAL OF OBLIGATIONS


                  Each and all of the Obligations shall survive the execution and delivery of the Loan Documents and will continue in full force and effect until the latest of (a) the date the Indebtedness has been paid in full and the Obligations have been performed and satisfied in full, (b) the last date permitted by law for bringing any claim or action with respect to which Mortgagee may seek payment or indemnification in connection with the Loan Documents, and (c) the date on which any claim or action for which Mortgagee seeks payment or indemnification is fully and finally resolved and, if applicable, any compromise thereof of judgment or award thereon is paid in full.


         22.3.    FURTHER ASSURANCES


                  Mortgagor, upon the request of Mortgagee, shall complete, execute, acknowledge, deliver and record or file such further instruments and do such further acts as may be reasonably necessary, desirable or proper to carry out more effectively the purposes of this Mortgage, to subject any property intended to be covered by this Mortgage to the liens and security interests it creates, to place third parties on notice of those liens and security interests, or to correct any defects which may be found in any Loan Document.


         22.4.    EXPENSE INDEMNIFICATION


                  Mortgagor shall pay all filing and recording fees, documentary stamps, intangible taxes, and all expenses incident to the execution and acknowledgment of this Mortgage, the Note or any of the other Loan Documents, any supplements, amendments, renewals or extensions of any of them, or any instrument entered into under Subsection 22.3. Mortgagor shall pay or reimburse Mortgagee, upon demand, for all costs and expenses, including appraisal and reappraisal costs of the Property and reasonable attorneys' and legal assistants' fees, which Mortgagee may incur in connection with enforcement proceedings under the Note, this Mortgage, or any of the other Loan Documents (including all fees and costs incurred in enforcing or protecting the Note, this Mortgage, or any of the other Loan Documents in any bankruptcy proceeding), and reasonable attorneys' and legal assistants' fees incurred by Mortgagee in any other suit, action, legal proceeding or dispute of any kind in which Mortgagee is made a party or appears as party plaintiff or defendant, affecting the Indebtedness, the Note, this Mortgage, any of the other Loan Documents, or the Property, or required to protect or sustain the lien of this Mortgage. Mortgagor shall be obligated to pay (or to reimburse Mortgagee) for such fees, costs and expenses and shall indemnify and hold Mortgagee harmless from and against any and all loss, cost, expense, liability, damage and claims and causes of action, including reasonable attorneys' fees, incurred or accruing by reason of Mortgagor's failure to promptly repay any such fees, costs and expenses. If any suit or action is brought to enforce or interpret any of the terms of this Mortgage (including any effort to modify or vacate any automatic stay or injunction, any trial, any appeal, any petition for review or any bankruptcy proceeding), the Mortgagee shall be entitled to recover all expenses reasonably incurred in preparation for or during the suit or action or in connection with any appeal of the related decision, whether or not taxable as costs. Such expenses include attorneys' fees, witness fees (expert or otherwise), deposition costs, copying charges and other expenses. Whether or not any court action is involved, all reasonable expenses, including the costs of searching records, obtaining title reports, appraisals, environmental assessments, surveying costs, title insurance premiums, and attorneys' fees, incurred by Mortgagee that are necessary at any time in

                  Mortgagee's opinion for the protection of its interest or enforcement of its rights shall become a part of the Indebtedness payable on demand and shall bear interest from the date of expenditure until repaid at the interest rate as provided in the Note.


         22.5.    GENERAL INDEMNIFICATION


                  Mortgagor shall indemnify, defend and hold Mortgagee harmless against: (i) any and all claims for brokerage, leasing, finder's or similar fees which may be made relating to the Real Property or the Indebtedness, (ii) any and all liability, obligations, losses, damages, penalties, claims, actions, suits costs and expenses (including Mortgagee's reasonable attorneys' fees, together with reasonable appellate counsel fees, if any) of whatever kind or nature which may be asserted against, imposed on or incurred by Mortgagee in connection with the Indebtedness, this Mortgage, the Real Property or any part thereof, or the operation, maintenance and/or use thereof, or the exercise by Mortgagee of any rights or remedies granted to it under this Mortgage or pursuant to applicable law; provided, however, that nothing herein shall be construed to obligate Mortgagor to indemnify, defend and hold harmless Mortgagee from and against any of the foregoing which is imposed on or incurred by Mortgagee by reason of Mortgagee's willful misconduct or gross negligence.


         22.6.    RECORDING AND FILING


                  Mortgagor shall cause this Mortgage and all amendments, supplements, and substitutions to be recorded, filed, re-recorded and refiled in such manner and in such places as Mortgagee may reasonably request. Mortgagor will pay all recording filing, re-recording and refiling taxes, fees and other charges.


         22.7.    NO WAIVER


                  No deliberate or unintentional failure by Mortgagee to require strict performance by Mortgagor of any Obligation shall be deemed a waiver, and Mortgagee shall have the right at any time to require strict performance by Mortgagor of any Obligation.


         22.8.    COVENANTS RUNNING WITH THE LAND


                  All Obligations are intended by the parties to be and shall be construed as covenants running with the Land.


         22.9.    SEVERABILITY


                  The Loan Documents are intended to be performed in accordance with, and only to the extent permitted by, all applicable  Legal  Requirements.  Any  provision  of the  Loan
                  Documents that is prohibited or unenforceable in any jurisdiction shall nevertheless be construed and given effect to the extent possible. The invalidity or unenforceability of any provision in a particular jurisdiction shall neither invalidate nor render unenforceable any other provision of the Loan Documents in that jurisdiction, and shall not affect the validity or enforceability of that provision in any other jurisdiction. If a provision is held to be invalid or unenforceable as to a particular person or under a particular circumstance, it shall nevertheless be presumed valid and enforceable as to others, or under other circumstances.


         22.10.   USURY


                  The parties intend that no provision of the Note or the Loan Documents be interpreted, construed, applied, or enforced so as to permit or require the payment or collection of interest in excess of the highest rate of interest (the "Maximum
                  Permitted Rate") permitted to be paid or collected by applicable law with respect to this transaction. In this regard, Mortgagor and Mortgagee each stipulate and agree that it is their common and overriding intent to contract in strict compliance with applicable usury laws. Accordingly, none of the terms of this Mortgage, the Note or any of the other Loan Documents shall ever be construed to create a contract to pay, as consideration for the use, forbearance or detention of money, interest at a rate in excess of the Maximum Permitted Rate, and Mortgagor shall never be liable for interest in excess of the Maximum Permitted Rate. Therefore, (a) in the event that the Indebtedness and Obligations are prepaid or the maturity of the Indebtedness and Obligations is accelerated by reason of an election by Mortgagee, unearned interest shall be canceled and, if theretofore paid, shall either be refunded to Mortgagor or credited on the Indebtedness, as Mortgagee may elect; (b) the aggregate of all interest and other charges constituting interest under applicable laws and contracted for, chargeable or receivable under the Note and the other Loan Documents or otherwise in connection with the transaction contemplated thereby shall never exceed the maximum amount of interest, nor produce a rate in excess of the Maximum Permitted Rate; and (c) if any excess interest is provided for or received, it shall be deemed a mistake, and the same shall, at the option of Mortgagee, either be refunded to Mortgagor or credited on the unpaid principal amount (if any), and the Indebtedness shall be automatically reformed so as to permit only the collection of the interest at the Maximum Permitted Rate. Furthermore, if any provision of the Note or any of the other Loan Documents is interpreted, construed, applied, or enforced, in such a manner as to provide for interest in excess of the Maximum Permitted Rate, then the parties intend that such provision automatically shall be deemed reformed retroactively so as to require payment only of interest at the Maximum Permitted Rate. If, for any reason whatsoever, interest paid or received during the full term of the applicable Indebtedness produces a rate which exceeds the Maximum Permitted Rate, then the amount of such excess shall be deemed credited retroactively in reduction of the then outstanding principal amount of the Indebtedness, together with interest at such Maximum Permitted Rate. Mortgagee shall credit against the principal of such Indebtedness (or, if such Indebtedness shall have been paid in full, shall refund to the payor of such interest) such portion of said interest as shall be necessary to cause the interest paid to produce a rate equal to the Maximum Permitted Rate. All sums paid or agreed to be paid to Mortgagee for the use, forbearance or detention of money shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread in equal parts throughout the full term of the applicable Indebtedness, so that the interest rate is uniform throughout the full term of such Indebtedness. In connection with all calculations to determine the Maximum Permitted Rate, the parties intend that all charges be excluded to the extent they are properly excludable under applicable usury laws, as they from time to time are determined to apply to this transaction. The provisions of this Section shall control all agreements, whether now or hereafter existing and whether written or oral, between Mortgagor and Mortgagee.


         22.11.   ENTIRE AGREEMENT


                  The Loan Documents contain the entire agreements between the parties relating to the financing of the Real Property, and all prior agreements which are not contained in the Loan Documents are terminated. The Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties. The Loan Documents may be amended, revised, waived, discharged, released or terminated only by a written instrument or instruments executed by the party against whom enforcement of the amendment, revision, waiver, discharge, release or termination is asserted. Any alleged amendment, revision, waiver, discharge, release or termination that is not so documented shall be null and void.


         22.12.   NOTICES


                  In order for any demand, consent, approval or other communication to be effective under the terms of this Mortgage, "Notice" must be provided under the terms of this Subsection. All

                  Notices must be in writing. Notices may be (a) delivered by hand, (b) transmitted by telecopy (with a duplicate copy sent by one of the other methods provided herein), (c) sent by certified or registered mail, postage prepaid, return receipt requested, or (d) sent by reputable overnight courier service, delivery charges prepaid. Notices shall be addressed as set forth below:



                  If to Mortgagee:

                  Monumental Life Insurance Company
                  c/o AEGON USA Realty Advisors, Inc.
                  4333 Edgewood Road, N.E.
                  Cedar Rapids, Iowa 52499-5443
                  Attn:  Mortgage Loan Department
                  Telecopy Number: (319) 369-2277
                  Reference:  Loan #87947

                  If to Mortgagor:

                  Metropolitan 810 7th Ave, LLC
                  c/o Reckson Associates
                  10 East 50th Street--27th Floor
                  New York, New York 10022
                  Attention:  Jason Barnett, Esq.
                  Telecopy Number: (212) 715-6535

                  and 100 Wall Company LLC
                  c/o Reckson Associates
                  10 East 50th Street - 27th Floor
                  New York, New York 10022
                  Attention:  Jason Barnett, Esq.
                  Telecopy Number: (212) 715-6535

                  With a copy to

                  Reckson Associates Realty Corp.
                  225 Broadhollow Road
                  Melville, New York  11747
                  Attn:  Jason Barnett, Esq.
                  Telecopy No.: 516-622-6788

                  Notices delivered by hand or by overnight courier shall be deemed given when actually received or when refused by their intended recipient. Telecopied Notices will be deemed delivered when a legible copy has been received (provided receipt has been verified by telephone confirmation or one of the other permitted means of giving Notices under this Subsection). Mailed Notices shall be deemed received three days after mailing. Either Mortgagee or Mortgagor may change its address for Notice by giving at least fifteen (15) Business Days' prior Notice of such change to the other party.


         22.13.   COUNTERPARTS


                  This Mortgage may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute but one instrument.


         22.14.   APPLICABLE LAW


                  This Mortgage will be interpreted, construed, applied, and enforced according to, and will be governed by, the laws of the State of New York, without regard to any choice of law principles which, but for this provision, would require the application of the law of another jurisdiction and regardless of where executed or delivered, where payable or paid, where any cause of action accrues in connection with this transaction, where any action or other proceeding involving this Mortgage is instituted or pending, or whether the laws of the State of New York otherwise would apply the laws of another jurisdiction. Mortgagor agrees that the sole and exclusive forum for the determination of any action relating to the validity and enforceability of the Note, this Mortgage and the other Loan Documents, and any other instruments securing the Note shall be either in an appropriate court of the State of New York or the applicable United States District Court.


         22.15.   SOLE BENEFIT


                  This Mortgage and the other Loan Documents have been executed for the sole benefit of Mortgagor and Mortgagee and the successors and assigns of Mortgagee and the successors and permitted assigns of Mortgagor. No other party shall have rights thereunder or be entitled to assume that the parties thereto will insist upon strict performance of their mutual obligations hereunder, any of which may be waived from time to time. Except as expressly permitted in the Mortgage, Mortgagor shall have no right to assign any of its rights under the Loan Documents to any party whatsoever.


         22.16.   RELEASE OF CLAIMS


                  Mortgagor  hereby  RELEASES,  DISCHARGES  and ACQUITS  forever
                  Mortgagee and its officers, directors, trustees, agents, employees and counsel (in each case, past, present or future) from any and all Claims existing as of the date hereof (or the date of actual execution hereof by Mortgagor, if later). As
                  used  herein,   the  term

                  "Claim" shall mean any and all liabilities, claims, defenses, demands, actions, causes of action, judgments, deficiencies, interest, liens, costs or expenses (including court costs, penalties, attorneys' fees and disbursements, and amounts paid in settlement) of any kind and character whatsoever, including claims for usury, breach of contract, breach of commitment, negligent misrepresentation or failure to act in good faith, in each case whether now known or unknown, suspected or unsuspected, asserted or unasserted or primary or contingent, and whether arising out of written documents, unwritten undertakings, course of conduct, tort, violations of laws or regulations or otherwise.


         22.17.   NO PARTNERSHIP


                  Nothing contained in the Loan Documents is intended to create any partnership, joint venture or association between Mortgagor and Mortgagee, or in any way make Mortgagee a co-principal with Mortgagor with reference to the Property.


         22.18.   PAYOFF PROCEDURES


                  In connection with any prepayment or payment at maturity by Mortgagor, upon Mortgagor's request, Mortgagee shall deliver a payoff letter setting forth all amounts required to satisfy the Indebtedness. If Mortgagor pays or causes to be paid to Mortgagee all of the Indebtedness, then Mortgagee's interest in the Property shall cease, and upon receipt by Mortgagee of such payment, Mortgagee shall, at Mortgagor's election, either
                  (a) release this Mortgage or (b) assign the Loan Documents and endorse the Note (in either case without recourse or warranty of any kind) and upon satisfaction of the Indebtedness, deliver the original Note and Existing Notes (or, if lost, a lost note affidavit) to a takeout lender, upon payment (in the latter case) of an administrative fee of $750 and all reasonable attorneys' fees incurred by Mortgagee in connection therewith.


         22.19.   SURVIVAL OF COMMITMENT TERMS


                  The Commitment shall survive the execution of this Mortgage and the other Loan Documents. Any term of the Commitment that has been inadvertently omitted from the Loan Documents is hereby incorporated in this Mortgage by reference. If any term of the Commitment conflicts with a provision of this Mortgage that addresses the same subject, the terms of this Mortgage shall prevail.

         22.20.   MAXIMUM AMOUNT SECURED


                  Under this Mortgage, "Indebtedness" has the meaning hereinabove set forth, and includes, without limitation, any additional disbursements to Mortgagor (unless in connection with another, independent mortgage financing), as well as any amounts advanced to pay Impositions, to cure Defaults, or to pay the costs of collection and receivership. Accordingly, any such sums shall be equally secured with, and have the same priority as, the Indebtedness, and shall be subject to all of the terms and provisions of this Mortgage. However, the Indebtedness secured by this Mortgage shall not exceed an amount equal to a maximum principal balance of $125,000,000.00 plus accrued interest and advances by Mortgagee in respect of Impositions, or to cure any Default. Mortgagor shall pay any taxes that may be due in connection with any such future advance.


                  Notwithstanding anything contained herein to the contrary, the maximum amount of indebtedness secured by this Mortgage at execution or which under any contingency may become secured hereby at any time hereafter is $125,000,000.00 plus interest thereon, plus (a) taxes, charges or assessments which may be imposed by law upon the Property, (b) premiums on insurance policies covering the Property, (c) expenses incurred in upholding the lien of this Mortgage, including, but not limited to (1) the expenses of any litigation to prosecute or defend the rights and lien created by this Mortgage, (2) any amount, cost or charges to which the Mortgagee becomes subrogated, upon payment, whether under recognized principles of law or equity, or under express statutory authority and (3) interest at the default rate (or regular interest rate).


         22.21.   INTERPRETATION

                  (a)      Headings and General Application

                           The section, subsection, paragraph and subparagraph headings of this Mortgage are provided for convenience of reference only and shall in no way affect, modify or define, or be used in construing, the text of the sections, subsections, paragraphs or subparagraphs. If the text requires, words used in the singular shall be read as including the plural, and pronouns of any gender shall include all genders.

                  (b)      Sole Discretion

                           Mortgagee may take any action or decide any matter under the terms of this Mortgage or of any other Loan Document (including any consent, approval, acceptance, option, election or authorization) in its sole and absolute discretion, for any reason or for no reason, unless the related Loan Document contains specific language to the contrary. Any approval or consent which the Mortgagee might withhold may be conditioned in any way unless the related Loan Document contains specific language to the contrary.

                  (c)      Result of Negotiations

                           This Mortgage results from negotiations between Mortgagor and Mortgagee and from their mutual efforts. Therefore, it shall be so construed, and not as though it had been prepared solely by Mortgagee.

                  (d)      Reference to Particulars

                           The scope of a general statement made in this Mortgage or in any other Loan Document shall not be construed as having been reduced through the inclusion of references to particular items that would be included within the statement's scope. Therefore, unless the relevant provision of a Loan Document contains specific language to the contrary, the term "include" shall mean "include, but shall not be limited to" and the term "including" shall mean "including, without limitation."

                  (e)      Construction in Accordance with Real Property Law

                           The provisions hereof shall be construed as affording to Mortgagee rights additional to and not exclusive of the rights conferred under the provisions of Sections 254, 271, 272 and 273 of the Real Property Law of the State of New York; provided, however, in the event of any inconsistency between the provisions hereof and the provisions of said Sections 254, 271, 272 and 273, the provisions hereof shall govern.


         22.22.   JOINT AND SEVERAL LIABILITY


                  If there is more than one individual or entity executing this Mortgage as Mortgagor, liability of such individuals and entities under this Mortgage shall be joint and several.


         22.23.   TIME OF ESSENCE


                  Time is of the essence of each and every covenant, condition and provision of this Mortgage to be performed by Mortgagor.

         22.24.   JURY WAIVER


                  MORTGAGOR AND MORTGAGEE EACH HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS (I) UNDER THIS MORTGAGE OR ANY OTHER LOAN DOCUMENT OR (II) ARISING FROM ANY LENDING RELATIONSHIP EXISTING IN CONNECTION WITH THIS MORTGAGE OR ANY OTHER LOAN DOCUMENT, AND MORTGAGOR AND MORTGAGEE EACH AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A JUDGE AND NOT BEFORE A JURY.


         22.25.   RENEWAL, EXTENSION, MODIFICATION AND WAIVER


                  Mortgagee, at its option, may at any time renew or extend this Mortgage, the Note or any other Loan Document. Mortgagee may enter into a modification of any Loan Document without the consent of any person not a party to the document being modified. Mortgagee may waive any covenant or condition of any Loan Document, in whole or in part, at the request of any person then having an interest in the Property or in any way liable for any part of the Indebtedness. Mortgagee may take, release, or resort to any security for the Note and the Obligations and may release any party primarily or secondarily liable on any Loan Document , all without affecting any liability not expressly released in writing by Mortgagee.


         22.26.   CUMULATIVE REMEDIES


                  Every right and remedy provided in this Mortgage shall be cumulative of every other right or remedy of Mortgagee, whether conferred by law or by grant or contract, and may be enforced concurrently with any such right or remedy. The acceptance of the performance of any obligation to cure any Default shall not be construed as a waiver of any rights with respect to any other past, present or future Default. No waiver in a particular instance of the requirement that any Obligation be performed shall be construed as a waiver with respect to any other Obligation or instance.


         22.27.   TRANSFER OF OWNERSHIP


                  Mortgagee may, without notice to Mortgagor, deal with any person in whom ownership of any part of the Real Property has vested, without in any way vitiating or discharging Mortgagor from liability for any of the Obligations.

         22.28.   NO MERGER


                  Even though title to the Real Property may be held in the future by Mortgagee, the interest of the owner of the Real Property and the interest of the holder of the title or lien granted by this Mortgage shall at all times be separate, distinct and apart, and shall in no event be merged by operation of law or otherwise, unless and until all persons at the time having an interest in the Real Property and this Mortgage shall join in the execution of a written instrument effecting such merger of estates (it being understood that this provision shall survive the payment in full of the Indebtedness).


         22.29.   ADDITIONAL TAXES


                  In the event of the enactment after this date of any law of the State of New York or any political subdivision thereof deducting from the value of Real Property for the purpose of taxation any lien thereon, or imposing upon Mortgagee the payment of the whole or any part of the taxed or assessments or charges or liens herein required to be paid by Mortgagor, or changing in any way the laws relating to the taxation of mortgages or debts secured by mortgages or Mortgagee's interest in the Real Property, or the manner of collection of taxes or assessments, so as to affect this Mortgage or the indebtedness or the holder hereof, then, and in any such event, Mortgagor, upon demand by Mortgagee shall pay such taxes or assessments, or reimburse Mortgagee therefor; provided, however, that if in the reasonable opinion of counsel for Mortgagee (i) it might be unlawful to require Mortgagor to make such payment or (ii) the making of such payment might result in the imposition of interest beyond the maximum amount permitted by law, then, in either such event, Mortgagee may elect, by notice in writing given to Mortgagor, to declare all of the Indebtedness to be and become due and payable (without penalty or premium) sixty (60) days from the giving of such notice.


         22.30.   LOAN DOCUMENTS CONTROL

                  Notwithstanding any assignment of loan documents made to Mortgagee prior to or on the date hereof by UBS AG, Stamford Branch, the terms and conditions of the Loan are, and are intended to be, governed by the Loan Documents (as such term is defined herein).


23.      PARTIAL RELEASE.


         23.1.    PARCEL 2 RELEASE.


                  Mortgage shall have the right to obtain a release of the Real Property described on Exhibit B-2 (hereinafter "Parcel 2") from the lien of this Mortgage provided that all of the following conditions shall be satisfied:

                  (a) Mortgagor shall request such release by Mortgagee by written notice ("Mortgagor's Release Request Notice") to Mortgagee (with a copy of such notice to Mortgagee's counsel, Piper & Marbury L.L.P., 1251 Avenue of the Americas, New York, New York 10020,
                           Attn: Koren Blair, Esq.) not less than thirty (30) days prior to Mortgagor's requested release date.

                  (b) Mortgagor shall pay to Mortgagee the Release Price. For purposes of this Section 23, the "Release Price" shall mean an amount equal to the greater of: (i) the amount required to prepay the Designated Amount for Parcel 2, together with prepayment premium applicable to such amount as determined pursuant to the Note; and (ii) the amount which, when applied to the outstanding principal balance of the Loan as a prepayment, with prepayment premium applicable to such amount as determined pursuant to the Note, will result in a Loan to Value ratio (the "LTV"), after giving effect to the release of Parcel 2, equal to the lesser of seventy-five (75%) percent and the Loan to Value Ratio immediately prior to the Release of Parcel 2. The LTV shall be determined by Mortgagee, in Mortgagee's discretion, and upon determination thereof, Mortgagee shall promptly advise Mortgagor of its determination in writing ("Mortgagee's LTV Notice"). Mortgagee shall make such determination and deliver Mortgagee's determination to Mortgagor as soon as reasonably practical after receipt of Mortgagor's Release Request Notice, consistent with Mortgagee's standard procedures, but in any event not later than thirty (30) days after Mortgagee's receipt of Mortgagor's Release Request Notice.


                           Notwithstanding the foregoing to the contrary, however, in the event Mortgagor shall not agree with Mortgagee's determination of the LTV, Mortgagor may, by written notice to Mortgagee within three (3) Business Days following Mortgagor's receipt of Mortgagee's LTV Notice, elect to have Mortgagee repeat the appraisal procedure described in 23.2 hereof and the LTV determined pursuant to such procedure shall be utilized for purposes of this
                           Section 23.1 (b). In the event Mortgagor makes the election set forth in the immediately preceding sentence, Mortgagee shall have the longer of (x) thirty (30) days following receipt of Mortgagor's notice of election and (y) sixty (60) days following Mortgagor's Release Request Notice to complete the appraisal and make the determination required under this Section 23.1(b). Mortgagor and Mortgagee agree to reasonably cooperate with each other to accomplish the foregoing in an expeditious manner, including, without limitation, by promptly providing such information as may be necessary or reasonably requested by the appraiser or by Mortgagee in order to permit the determination and/or appraisal contemplated hereinabove to be performed.

                  (c) No Default shall have occurred hereunder or under the other Loan Documents and be continuing.

                  (d) Mortgagor and, as applicable, the Carveout Obligor, shall execute and deliver such documents,
                           instruments,         certificates,        agreements,
                           re-affirmations, financing statements and/or amendments thereto and shall cause to be delivered such other certificates or agreements as may be necessary to effectuate the release of Parcel 2 and/or as may be reasonably requested by Mortgagee in connection therewith. Mortgagor shall pay all of Mortgagee's reasonable out-of-pocket expenses in connection with such release of Parcel 2 including, without limitation, reasonable attorneys fees and expenses.


                  Without limitation to the foregoing, Mortgagee agrees that if requested by Mortgagor, Mortgagee will permit the severance and splitter of the Indebtedness in connection with a release of Parcel 2 for the purpose of permitting an assignment of mortgage, provided and on condition that:

                           (1) Mortgagor shall execute and deliver (and shall cause any Carveout Guarantor, as applicable, to execute and deliver) such agreements, instruments, affidavits, consents, re-affirmations, financing statements, opinions of counsel, and other documents and/or amendments as Mortgagee may reasonably request in order to effect the severance and splitter of the Indebtedness evidenced by the Note and the lien of this Mortgage and other Loan Documents, into two separate indebtednesses and two separate liens, which are cross-collateralized and cross-defaulted, one made, respectively, by 810 and the other made by 100, or their respective successors or assigns, as the case may be;

                           (2) Mortgagor shall cause to be provided in connection with such transaction such opinions of counsel and title endorsements to Mortgagee's policy of title insurance for the Mortgage as Mortgagee may reasonably request;

                           (3) Mortgagor shall pay all of Mortgagee's out of pocket expenses in connection with such transactions including,

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

                           without limitation, reasonable attorneys fees and expenses; and

                           (4) any such assignment of the Mortgage or other Loan Documents shall be without recourse or warranty of any kind to or by Mortgagee.


         23.2.    APPRAISAL PROCEDURE.


                  If requested by written notice from Mortgagor to Mortgagee as provided in Section 23.1 above, the following appraisal procedure shall be employed:


                  Mortgagee shall hire an appraiser (the "Fee Appraiser") to prepare and submit to Mortgagee a full narrative appraisal report estimating the market value of the Real Property. The Fee Appraiser shall be certified in the state in which the property is located and shall be a member of a national appraisal organization that has adopted the Uniform Standards of Professional Appraisal Practice (USPAP) established by the Appraisal Standards Board of the Appraisal Foundation. The Fee Appraiser will be required to use assumptions and limiting conditions established by Mortgagee and to prepare the appraisal in conformity with Mortgagee's Appraisal Guidelines. When the Fee Appraiser's report is received, Mortgagee's review appraiser will perform an appraisal review. If the review appraiser does not concur with the Fee Appraiser's estimate of market value, the review appraiser will estimate the market value of the Real Property. Mortgagee will then calculate the Loan-to-Value ratio, using either the Fee Appraiser's estimate, if the review appraiser concurs with it, or the review appraiser's estimate, if the two estimates vary.


24.      COVENANTS AND REPRESENTATIONS RESPECTING THE AIR RIGHTS LEASES

                  (a)      Mortgagor   hereby   represents   and   warrants   to
                           Mortgagee, its successors and assigns, that the following statements are true as of the date of this Mortgage, and warrants and covenants to Mortgagee, and to its successors and assigns, that the following statements shall remain true during the term of this
                           Mortgage:

                           (1) To Mortgagor's knowledge: the Air Rights Leases are now valid and subsisting leases and are in full force and effect in accordance with the terms thereof and have not been modified except as set forth in Exhibit F annexed hereto; all of the rents payable under the Air Rights Leases (whether denominated as rent or additional rent or otherwise) prior to the date hereof have been paid.

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

                           (2) Mortgagor has not delivered or received any notices of default under the Air Rights Leases as of the date hereof which remain uncured, and, to Mortgagor's knowledge, no predecessor of Mortgagor has delivered or received any notices of default under the Air Rights Leases which have not been cured or waived in accordance with the provisions of the Air Rights Leases or which have not been settled by the parties thereto. Mortgagor is not in default beyond any applicable notice or cure period under any of the terms of the Air Rights Leases, and, to Mortgagor's knowledge, there are no events which, with the passage of time or giving of notice or both, would constitute a default under the Air Rights Leases.

                           (3) Mortgagor has delivered to Mortgagee a true and complete copy of the Air Rights Leases.

                           (4) This Mortgage is lawfully executed and delivered in conformity with the Air Rights Leases and this Mortgage is and will be kept a valid lien on the interest of Mortgagor under the Air Rights Leases.

                           (5) Mortgagor will promptly notify Mortgagee of any request made by either party to the Air Rights Leases for arbitration proceedings pursuant to any of the Air Rights Leases and of the institution of any arbitration proceedings and will promptly deliver to Mortgagee a copy of the determination of the arbitrators in each such arbitration proceeding.

                           (6) Mortgagor shall exercise each individual option, if any, to extend or renew the term of each of the Air Rights Leases which extension or renewal of the term of the Air Rights Leases occurs prior to the Maturity Date of the Note. Mortgagor hereby expressly authorizes and appoints Mortgagee its attorney-in-fact to exercise any such option in the name of an on behalf of Mortgagor, which power of attorney shall be irrevocable and shall be deemed to be coupled with an interest.

                  (b) Mortgagor will not, without the prior written consent of Mortgagee, which may be given or withheld in Mortgagee's sole discretion: fail or refuse to take timely and necessary action to renew each of the Air Rights Leases pursuant to the provisions thereof; consent to any action taken or to be taken by the lessor or anyone else under any of the Air Rights Leases the result of which would be to diminish or impair the security of this Mortgage; further encumber the leasehold estate under the Air Rights Leases or subordinate or consent to the subordination of any of the Air Rights Leases or the interest of Mortgagor thereunder to any mortgage or deed of trust on the lessor's interest in the premises demised by the Air Rights Leases or any portion thereof.

                  (c) Mortgagor will at all times fully and promptly perform and comply with all obligations of tenant under the Air Rights Leases without relying on any grace period provided therein, and if Mortgagor shall fail so to do, Mortgagee may (but shall not be obligated to) take any such action, without awaiting the expiration of any grace period, as Mortgagee deems necessary or desirable to prevent or to cure any default by Mortgagor thereunder; that upon receipt by Mortgagee from the landlord under the Air Rights Leases of any written notice of default by the tenant, Mortgagee may rely thereon and take any such action even though the existence of such default or the nature thereof be questioned or denied by or on behalf of the Mortgagor; that Mortgagor hereby expressly grants to Mortgagee, and agrees that Mortgagee shall have the absolute and immediate right (but no obligation) to enter in and upon the Real Property or any part thereof to such extent and as often as Mortgagee, in its sole discretion, deems necessary or desirable in order to prevent or to cure any such default by Mortgagor; that Mortgagor shall pay to Mortgagee, immediately and without deduction, demand, offset or counterclaim, all sums paid by Mortgagee pursuant to this section, with interest thereon from the date of each such payment at the Default Rate; and that, without limitation to any other provision hereof, all sums so paid and expended by Mortgagee, and the interest thereon, shall be added to and be secured by the lien of this Mortgage. Mortgagor agrees not to suffer or incur, or permit to be suffered or incurred, any default on the part of the tenant under the Air Rights Leases.

                  (d) Mortgagor agrees not to amend or modify in any respect, or terminate or surrender, the Air Rights Leases without the prior written consent of Mortgagee being first had and obtained, which consent may be given or withheld in Mortgagee's sole discretion. Any such surrender of the leasehold estate under any Air Rights Lease, or any part thereof, or any termination of any Air Rights Lease, or any part thereof, or any modification, amendment or supplement to any of the Air Rights Leases without the prior written consent of the Mortgagee shall be void and of no force or effect.

                  (e) Mortgagor agrees to furnish to Mortgagee copies of any and all notices of default served on Mortgagor as tenant by landlord, or upon Mortgagor as sublandlord by any subtenant, under the Air Rights Leases and such other notices as said landlord or subtenant may serve on Mortgagor relating to any Air Rights Leases or the terms and provisions thereof or operations by Mortgagor thereunder.

                  (f) Notwithstanding any advances made by Mortgagee of any monetary amounts required to be made by the tenant under any Air Rights Leases, thus curing default thereunder, non-payment by Mortgagor to Mortgagee of such amount or amounts so advanced shall continue to be and remain a default by Mortgagor hereunder, unless and until such amounts are paid to Mortgagee.

                  (g)      Mortgagor   shall   from  time  to  time  as  may  be
                           reasonably   requested   by   Mortgagee   furnish  to
                           Mortgagee evidence of Mortgagor's performance as tenant under the Air Rights Leases and substantiating that the terms and provisions thereof to be kept and performed by Mortgagor as tenant thereunder have been duly performed.

                  (h) In the event the lessor's and lessee's interest under any Air Rights Leases, or any interest therein, shall be held by the same person, such interests shall not merge but such fee ownership or interest therein shall immediately become subject to the lien of this Mortgage, and Mortgagor shall execute any instruments Mortgagee may reasonably require to that end. In the event that a merger shall for any reason be deemed or otherwise adjudicated by a court of competent jurisdiction to have occurred by virtue of the acquisition by Mortgagor of the fee title to the property covered by the Air Rights Leases, or otherwise, then and in such event the lien of this Mortgage shall automatically encompass and attach to the fee title to such property and subject the fee title to such property to this Mortgage. Mortgagor will not divide or segregate into separate parcels the Real Property or any part thereof without the prior written consent of Mortgagee being first had and obtained, which consent may be given or withheld in Mortgagee's sole discretion.

                  (i) If the lessor under any of the Air Rights Leases seeks to reject or disaffirm any of the Air Rights Leases pursuant to any provisions of the Bankruptcy Code and Mortgagee elects in its absolute discretion to have Mortgagor exercise its right to remain in possession under any legal or equitable right Mortgagor may have to continue to occupy the premises leased pursuant to any of the Air Rights Leases, then Mortgagor shall remain in such possession and shall perform all acts necessary for Mortgagor to retain its right to remain in such possession for the unexpired term of such Air Rights Leases (including renewals thereof), whether such acts are required under the then existing terms and provisions of such Air Rights Leases; or otherwise, and all of the terms and provisions of this Mortgage and the liens created by this Mortgage shall remain in full force and effect and shall be extended automatically to such possession, occupancy and interest of Mortgagor. Mortgagor shall not, without the Mortgagee's prior written consent, elect to treat the Air Rights Leases as terminated under Section 365(h)(i) (or any other applicable section of the Bankruptcy Code), and any such election made without Mortgagee's prior written consent shall be void.

                  (j) If pursuant toss.365(h)(2) of the Bankruptcy Code, the Mortgagor seeks to offset against the rent reserved in the Air Rights Leases the amount of any damages caused by the non-performance by the lessor of any of the lessor's obligations under the Air Rights Leases after the rejection by the lessor of the Air Rights Leases under the Bankruptcy Code, the Mortgagor shall, prior to effecting such offset, notify the Mortgagee of its intention to do so, setting forth the basis therefor. The Mortgagee shall have the right to object to all or any part of such offset, and, in the event of such objection, the Mortgagor shall not effect any offset of the amounts so objected to by the Mortgagee. If the Mortgagee has failed to object as aforesaid within ten (10) Business Days after notice from the Mortgagor in accordance with the first sentence of this Section 24(b), the Mortgagor may proceed to effect such offset in the amounts set forth in the Mortgagor's notice. Neither the Mortgagee's failure to object as aforesaid nor any objection or other communication between the Mortgagee and the Mortgagor relating to such offset shall constitute an approval of any such offset by the Mortgagee. The Mortgagor shall indemnify and save the Mortgagee harmless from and against any and all claims, demands, actions, suits, proceedings, damages, losses, cost and expenses of every nature whatsoever (including, without limitation, attorneys' fees and disbursements) arising from or relating to any such offset by the Mortgagor against the rent reserved in the Air Rights Leases.

                  (k) Mortgagor shall promptly after obtaining knowledge thereof notify the Mortgagee orally of any filing by or against the

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

                           lessor under any of the Air Rights Leases of a petition under the Bankruptcy Code. The Mortgagor shall thereafter forthwith give written notice of such filing to the Mortgagee, setting forth any information available to the Mortgagor as to the date of such filing, the court in which such petition was filed, and the relief sought therein. The Mortgagor shall promptly deliver to the Mortgagee following receipt any and all notices, summonses, pleadings, applications and other documents received by the
                           Mortgagor in connection with any such petition and any proceedings relating thereto. Upon the occurrence and during the continuance of a Default (a) the Mortgagee shall have the option, to the exclusion of the Mortgagor, exercisable upon notice from the Mortgagee to the Mortgagor, to conduct and control any such litigation with counsel of the Mortgagee's choice and (b) the Mortgagee may proceed in its own name or in the name of the Mortgagor in connection with any such litigation, and the Mortgagor agrees to execute any and all powers, authorizations, consents and other documents required by the Mortgagee in connection therewith. The Mortgagor shall pay to the Mortgagee all costs and expenses (including, without limitation, attorneys' fees and disbursements) paid or incurred by the Mortgagee in connection with the prosecution or conduct of any such proceedings within ten (10) Business Days after notice from Mortgagee setting forth such costs and expenses in reasonable detail. Without limitation to any other provision hereof, any such costs or expenses not paid by the Mortgagor as aforesaid shall be secured by the lien of this Mortgage and shall be added to the principal amount of the indebtedness secured hereby. The Mortgagor shall not commence any action, suit, proceeding or case, or file any application or make any motion, in respect of the Air Rights Leases in any such case under the Bankruptcy Code without the prior written consent of the Mortgagee provided, however, that such consent shall not be unreasonably withheld, conditioned or delayed if such action, suit, proceeding, case, application or motion is for the preservation and protection of the rights, benefits and privileges benefiting or granted to the Mortgagor, as tenant, or Mortgagee, as a leasehold mortgagee, pursuant to such Air Rights Lease.

                  (l) If there shall be filed by or against the Mortgagor a petition under the Bankruptcy Code, and the Mortgagor, as the lessee under the Air Rights Leases, shall determine to reject the Air Rights Leases pursuant to Section 365(a) of the Bankruptcy Code, then the Mortgagor shall give the

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

                           Mortgagee not less than ten (10) business days' prior notice of the date on which the Mortgagor shall apply to the bankruptcy court for authority to reject the Air Rights Leases. The Mortgagee shall have the right, but not the obligation, to serve upon the Mortgagor within such 10-day period a notice stating that (x) the Mortgagee demands that the Mortgagor assume and assign the Air Rights Leases to the Mortgagee pursuant to Section 365 of the Bankruptcy
                           Code and (y) the Mortgagee covenants to cure or provide adequate assurance of future performance under the Air Rights Leases. If the Mortgagee serves upon the Mortgagor the notice described in the preceding sentence, the Mortgagor shall not seek to reject the Air Rights Leases and shall comply with the demand provided for in clause (x) of the preceding sentence.

                  (m) Effective upon the entry of an order for relief in respect of the Mortgagor under the Bankruptcy Code, the Mortgagor hereby assigns and transfer to the Mortgagee a non-exclusive right to apply to the Bankruptcy Court under ss. 365(d)(4) of the Bankruptcy Code for an order extending the period during which the Air Rights Leases may be rejected or assumed.

                  (n) Simultaneous with Mortgagor's delivery thereof to the landlord or subtenant under any Air Rights Lease, Mortgagor shall provide Mortgagee with a copy of the checks and cover correspondence, if any, pursuant to which Mortgagor makes payment of the rent under any of the Air Rights Leases.


25.      SPLITTER OF INDEBTEDNESS AND LIENS


                  Upon request of Mortgagee, Mortgagor shall execute and deliver (and shall cause any Carveout Guarantor, as applicable, to execute and deliver) such agreements, instruments, affidavits, consents, re-affirmations, financing statements, and other documents and/or amendments thereto as Mortgagee may reasonably request in order to effect the severance and splitter of the Indebtedness evidenced by the Note and the lien of this Mortgage and other Loan Documents, into two separate indebtednesses and two separate liens, one made, respectively, by 810 and the other made by 100, or their respective successors or assigns, as the case may be, which indebtednesses and liens shall be (x) cross-defaulted and cross-collateralized, but shall be evidenced by separate notes, mortgages and other Loan Documents and (y) in the respective Designated Amount for the Real Property known as 100 Wall Street and 810 Seventh Avenue, New York, New York, respectively.

26.      TENANT IMPROVEMENTS RESERVE

                  As additional security for the indebtedness secured hereby, Mortgagor shall establish and maintain at all times while this Mortgage continues in effect a reserve (the "Tenant Improvement Reserve") with Mortgagee for the payment of costs and expenses incurred by Mortgagor for Tenant Improvements and Leasing Commissions relative to the space leased to the Termination Rights Tenants (as hereinafter defined). All such sums, together with any interest thereon, are hereinafter collectively referred to as the "Funds". As used herein, the term 'Tenant Improvements' shall mean construction or modification of improvements and/or installation of fixtures and/or equipment in the Property as required to be performed or paid for by Mortgagor pursuant to the terms of any lease which is hereafter entered into by Mortgagor and a tenant in accordance with the terms and conditions of the Absolute Assignment of Leases and Rents ("Approved Lease"), relative to the space leased to new or replacement tenants of the space currently demised to a Termination Rights Tenant following the termination of any such lease with a Termination Rights Tenant. As used herein, `Leasing Commissions' shall mean reasonable and customary commissions paid to a real estate broker licensed in New York (including those affiliated with Mortgagor) in connection with an Approved Lease pursuant to a commission agreement containing terms and provisions, including, as to timing of payment of the commission, as are then prevailing between third party unaffiliated brokers and owners for comparable leases of space at similar properties in the market area of the Property in question.

                  (a) Deposits Into the Tenant Improvement Reserve. Mortgagor shall deposit or cause to be . deposited into the Tenant Improvement Reserve any amounts paid to Mortgagor as a termination fee or charge under the leases with the following tenants (the "Termination Rights Tenants") in connection with the exercise of any such tenant's right to terminate its lease pursuant to the terms thereof: BDM International; Ikon Office Solutions; AT&T Wireless; Wausau Insurance; National Geographic; GFI Group; MCI; First Bank System; Waterhouse Securities; and Atlantic Mutual. So long as no Default hereunder or under the other Loan Documents has occurred, all sums in the Tenant Improvement Reserve shall be held by Mortgagee in the Tenant Improvement Reserve to reimburse Mortgagor for the costs and expenses of Tenant Improvements and Leasing Commissions as herein set forth.

                  (b) Disbursements from the Tenant Improvement Reserve. So long as no Default hereunder or under the other Loan Documents has occurred, and to the extent Funds are in the

                           Tenant Improvement Reserve, Mortgagee shall, within ten (10) Business Days after receipt of a written request from Mortgagor specifying the amount requested and the applicable Tenant Improvements and Leasing Commissions to be paid for with the requested Funds ("Disbursement Request"), release to Mortgagor Funds in the amount of the Disbursement Request; subject, however, to the following conditions precedent. Mortgagee shall not be required to make
                           (i) advances from the Tenant Improvement Reserve more frequently than once in any thirty (30) day period, provided, however, that Mortgagor shall be permitted to make Disbursement Requests (and receive Funds) more frequently provided any such additional Disbursement Request is for more than $50,000.00; or
                           (ii) any disbursement which is less than $25,000.00; or (iii) any disbursement from the Funds unless Mortgagor has delivered to Mortgagee a fully executed copy of the lease for the space which was previously demised to a Termination Rights Tenant, certified by Mortgagor to be true and complete. In making any payment from the Tenant Improvement Reserve, Mortgagee shall be entitled to rely on such request from Mortgagor, and on any bill, statement, or estimate from any third party, without any inquiry into the accuracy, validity or contestability of any such amount.

                  (x) With respect to each Disbursement Request for Tenant Improvements, Mortgagor shall provide evidence reasonably satisfactory to Mortgagee that the Tenant Improvements, or such portion thereof, for which the Funds are being requested have been completed in accordance herewith. Mortgagor shall submit to Mortgagee copies of invoices for which Funds are being requested and shall also submit waivers of lien (which may be conditioned upon the payment being requested by Mortgagor in such Disbursement Request). Mortgagor shall execute and deliver to Mortgagee a certificate (in form and substance reasonably satisfactory to Mortgagee) that the Tenant Improvements covered by the applicable Disbursement Request comply with, and have fully satisfied, the terms and provisions of hereof. Mortgagor shall provide such additional documents, certificates and affidavits of Mortgagor as Mortgagee may reasonably request.

                  (y) With respect to the final Disbursement Request relative to any Approved Lease, Mortgagor shall provide Mortgagee with a copy of any and all applicable temporary or permanent certificates of occupancy if any be required, issued by applicable governmental authorities which certificates allow the tenant to open for business as contemplated under such Lease and with an original certificate executed by the Mortgagor for which such request relates, stating that (1) such tenant has accepted the Tenant Improvements, (2) such tenant has taken possession of the space covered by the Tenant Improvements, (3) the Lease is in full force and effect and has not been modified or amended, (3) to the best of Mortgagor's knowledge, tenant has not claims to offset, or defenses to, the payment of rent thereunder, (4) to the best of Mortgagor's knowledge, there are no defaults under such Lease (nor does there exist any event or conditions, which with the passage of time or the giving of notice, or both, could result in such a default), and (5) that there are no concessions, allowances, credits, or rebates payable or due to tenant except as expressly set forth in such Lease and all such allowances, credits or rebates payable or due to tenant in connection with such Tenant Improvements have been paid.

                  Notwithstanding any provision of this Section to the contrary, Funds disbursed with respect to any Approved Lease for Tenant Improvements shall be an amount not to exceed, under any circumstances, the actual costs and expenses actually incurred by Mortgagor therefore.

                  (c) Mortgagor shall construct and complete all Tenant Improvements to be performed by Mortgagor in accordance with the terms and provisions of the Approved Leases. Mortgagor or tenant shall pay for and obtain or cause to be paid for and obtained all permits, licenses and approvals required by all applicable laws with regard to the Tenant Improvements, whether necessary for commencement, completion, use or otherwise. Mortgagor shall perform or cause to be performed all work in connection with the Tenant Improvements in a good and workmanlike manner, in compliance with all applicable laws (including, without limitation, any and all applicable life safety laws, environmental laws and laws for the handicapped and/or disabled) and with the plans and specifications provided therefor, if any, pursuant to the Approved Lease, which performance by Mortgagor shall be without regard to the sufficiency of the Funds. Mortgagor covenants and agrees that Tenant Improvements shall be constructed, installed or completed, as applicable, free and clear
                           of  any  and   all   liens   (including
                           mechanic's, materialman's or other liens), claims and encumbrances whatsoever.

                  (d) If, at any time, (i) the conditions to the final Disbursement Request for all Approved Leases which demise space relative to which any Termination Rights Tenants have exercised their rights of termination have been satisfied and (ii) there are Funds in the Tenant Improvement Reserve which are in excess of the amounts required to satisfy such final disbursement request, then the balance of the Funds shall be disbursed to Borrower concurrently with the payment of such Final Disbursement Request.


                  (e) Notwithstanding any provision hereof to the contrary, in no event shall Mortgagor have the obligation to deposit any sums in the Tenant Improvement Reserve other than termination fees paid by Termination Rights Tenants in connection with the exercise of any such tenant's rights to terminate its Lease pursuant to the terms thereof.

IN WITNESS WHEREOF, Mortgagor has made and delivered this Mortgage under seal as of the date first above written.

                                        MORTGAGOR:

                                        810  7TH  AVE,   LLC.,   a  Delaware
                                        limited liability company

                                            By: METROPOLITAN 810 7th AVE MM LLC,
                                            a   Delaware    limited    liability
                                            company, its Managing Member

                                            By:      METROPOLITAN      OPERATING
                                            PARTNERSHIP,    L.P.,   a   Delaware
                                            limited  partnership,  its  Managing
                                            Member

                                            By:  Metropolitan  Partners  LLC,  a
                                            Delaware limited liability  company,
                                            its General Partner


                                            By: __________________________[SEAL]
                                                Name:
                                                Title:


                                        100 WALL COMPANY LLC, a Delaware limited liability company

                                            By:  100  WALL  MM LLC,  a  Delaware
                                            limited   liability   company,   its
                                            Managing Member

                                            By:      METROPOLITAN      OPERATING
                                            PARTNERSHIP,    L.P.,   a   Delaware
                                            limited  partnership,  its  Managing
                                            Member

                                            By:  Metropolitan  Partners  LLC,  a
                                            Delaware limited liability  company,
                                            its General Partner


                                            By: _________________________ [SEAL]
                                                Name:
                                                Title:

                      [ Signatures continue on next page ]

                          [ Signature Page to Agreement
                   of Consolidation, Spreader and Modification
                      of Mortgage and Security Agreement ]




                                   MORTGAGEE:

                                   Monumental Life Insurance Company, a
                                   Maryland corporation


                                   By ____________________________
                                      Name:
                                      Title:



                              [ End of Signatures ]

                                    EXHIBIT A

                             THE EXISTING MORTGAGES


1. Mortgage made by 810 Seventh Corp. to Bankers Trust Company, in the amount of $20,000,000.00, dated February 21, 1969 and recorded on February 26, 1969 in Reel 132 Page 488.

         (a) Assignment of Mortgage from Bankers Trust Company to the New York State Teachers' Retirement System dated December 20, 1972 and recorded on December 22, 1972 in Reel 263 Page 39. Assigns mortgage 1.

2. Leasehold Mortgage made by Abraham Sommer to K.A.T.H. Properties Corp., in the amount of $244,500.00, dated June 22, 1971 and recorded on 6/24/71 in Reel 208 Page 454.

         (a) As corrected by Mortgage Correction Agreement dated as of December 18, 1972 and recorded December 22, 1972 in Reel 263 Page 15.

         (b) Assignment of Mortgage from K.A.T.H. Properties Corp. to New York State Teachers' Retirement System dated December 19, 1972 and recorded on December 22, 1972 in Reel 263 Page 33. Assigns mortgage 2.

3. Leasehold Mortgage made by Abraham Sommer to K.A.T.H. Properties Corp., in the amount of $2,755,500.00, dated June 22, 1971 and recorded on June 24, 1971 in Reel 208 Page 462.

         (a) As corrected by Mortgage Correction Agreement dated as of December 18, 1972 and recorded December 22, 1972 in Reel 263 Page 21.

         (b) Assignment of Mortgage from K.A.T.H. Properties Corp. to New York State Teachers' Retirement System dated December 19, 1972 and recorded on December 22, 1972 in Reel 263 Page 27. Assigns mortgage 3.

         (c) Consolidation and Extension Agreement between 810 Seventh Corp. and New York State Teachers' Retirement System dated as of December 20, 1972 and recorded on

                  January 4, 1973 in Reel 264 page 513. Consolidates mortgage nos. 1, 2 and 3 to form a single lien in the amount of $23,000,000.00 and spreads said lien to cover the Air Rights Lease recorded in Record Liber 294 Page 49, Record Liber 294 Page 70, Record Liber 185 Page 27 and Liber 4940 Page 609.

         (d) Assignment of Mortgage from New York State Teachers' Retirement System to Credit Suisse First Boston Mortgage Capital LLC dated as of October 23, 1997 and recorded 4/15/98 in the Office of the City Register, New York County in Reel 2563 at Page 1085. Assigns mortgages 1 to 3, as consolidated.

4. Gap Mortgage made by 810 Partners LLC to Credit Suisse First Boston Mortgage Capital LLC, in the amount of $49,465,508.29, dated as of October 23, 1997 and recorded 4/15/98 in the Office of the City Register, New York County in Reel 2563 at Page 1093.

         (a) Mortgage Consolidation, Modification and Extension Agreement between Credit Suisse First Boston Mortgage Capital LLC and 810 Partners LLC dated as of 10/23/97 and recorded 4/15/98 in the Office of the City Register, New York County in Reel 2563 at Page 1101. Consolidates mortgages nos. 1 to 4 into one lien of $60,000,000.00.

5. Gap Mortgage made by 810 7th Avenue, L.P. to Credit Suisse First Boston Mortgage Capital LLC in the amount of $40,000,000.00, dated December 31, 1997 and recorded July 9, 1998 in the Office of the City Register, New York County in Reel 2615 at Page 1780.

6. Mortgage Consolidation, Modification, Extension and Security Agreement between Credit Suisse First Boston Mortgage Capital LLC and 810 7th Avenue, L.P. dated as of December 31, 1997 and recorded July 9, 1998 in the Office of the City Register, New York County in Reel 2615 at Page 1793. Consolidates mortgages nos. 1 to 5 into one lien of $100,000,000.00.

         Which mortgage was assigned by Credit Suisse First Boston Mortgage Capital LLC to Norwest Bank Minnesota, National Association, As Trustee Under The Pooling and Servicing Agreement Dated June 12, 1998 For The Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 1998-FL1 (successor in interest to Credit Suisse First Boston Mortgage Capital LLC, a Delaware limited liability company) dated

         June 29, 1998 and recorded on April 7, 1999 in the Office of the City Register, New York County in Reel 2850 at Page 2380. Assigns mortgages nos. 1 to 5 as consolidated by mortgage consolidation no. 6.

         Which mortgage was further assigned by Norwest Bank Minnesota, National Association, as trustee to Fleet National Bank, a national banking association, as administrative agent, by Assignment of Mortgage dated February 23, 1999 and recorded on April 7, 1999 in the Office of the City Register, New York County in Reel 2850 at Page 2393. Further assigns mortgages nos. 1 to 5 as consolidated by mortgage consolidation no. 6.

7. Which mortgage was amended and restated by a certain Amended and Restated Mortgage Agreement by Tower Realty Operating Partnership, L.P., a Delaware limited partnership, in favor of Fleet National Bank, a national banking association, as administrative agent, dated as of March 1, 1999 and recorded April 7, 1999 in the Office of the City Register, New York County in Reel 2850 at Page 2413. Amends and restates mortgages nos. 1 to 5 as consolidated by mortgage consolidation no. 6.

8. Assignment of Mortgage from Fleet National Bank, as administrative agent, to UBS AG, Stamford Branch, as administrative agent, dated as of May 20, 1999, and recorded on June 16, 1999 in Reel 2894, Page 1786. Assigns mortgages 1 to 7.

9. Assignment of Mortgage from USB AG, Stamford Branch, as administrative agent, to Monumental Life Insurance Company, dated July 23, 1999 and intended to be recorded immediately following the execution and delivery hereof.

10. Mortgage (Fee and Leasehold) made by Metropolitan 810 7th Ave, LLC and 100 Wall Company, LLC to Monumental Life Insurance Company, in the amount of $65,000,000.00, dated July 23, 1999 and intended to be recorded immediately following the recordation of the Assignment described in No. 9 above.

                                    EXHIBIT B

                              Property Description



                         Exhibit B-1:     810 Seventh Avenue
                         Exhibit B-2:     100 Wall Street



                          [ Exhibits follow this page ]

                                   Exhibit B-1
                              (810 Seventh Avenue)

LOT 38


ALL that certain plot, piece or parcel of land, situate, lying and being in the Borough of Manhattan, County, City and State of New York, bounded and described as follows:

BEGINNING at a point on the northerly side of West 52nd Street opposite the center of a certain party wall standing partly on the premises and partly on the premises adjoining on the easterly side thereof, which point is distant 74 feet 4 inches westerly from the northwesterly corner of Seventh Avenue and West 52nd Street; and

RUNNING THENCE northerly parallel with the westerly side of Seventh Avenue and for part of the distance through the center of said party wall, 75 feet 5 inches;

THENCE easterly and parallel with the said northerly side of West 52nd Street, 74 feet 3-3/4 inches to the westerly side of Seventh Avenue;

THENCE northerly along the said westerly side of Seventh Avenue, 125 feet 5 inches to the corner formed by the intersection of the said westerly side of Seventh Avenue and the southerly side of West 53rd Street;

THENCE westerly along the said southerly said of West 53rd Street, 195 feet 2-3/8 inches to the intersection of the said southerly side of West 53rd Street and the easterly side of Broadway;

THENCE southerly along the said easterly side of Broadway, 126 feet 1-1/2 inches more or less, to a point in a line parallel to the northerly side of West 52nd Street, 75 feet 5 inches northerly therefrom measured on a line at right angles to the northerly side of West 52nd Street;

THENCE easterly parallel with the said northerly side of West 52nd Street, 69 feet 11 inches;

THENCE southerly at right angles to the said northerly side of West 52nd Street, 75 feet 5 inches to the said northerly side of West 52nd Street, and

THENCE easterly along the said northerly side of West 52nd Street, 37 feet 7 inches to the point or place of BEGINNING.

AIR RIGHTS LOT 29:

The Air Rights Lease of Lot 29 covers premises more particularly bounded and described as follows:

ALL that certain lot, piece or parcel of land, situate, lying and being in the Borough of Manhattan, City, County and State of New York bounded and described as follows:

BEGINNING at a point formed by the intersection of the northerly side of West 52nd Street with the westerly side of Seventh Avenue; and

RUNNING THENCE westwardly along the northerly side of West 52nd Street, 74 feet 4 inches to a point opposite the center line of a 16 inch party wall;

THENCE northwardly parallel with Seventh Avenue and part of the distance through the center of said party wall, 75 feet 5 inches;

THENCE eastwardly parallel with West 52nd Street, 74 feet 4 inches to the westerly side of Seventh Avenue; and

THENCE southwardly along the westerly side of Seventh Avenue, 75 feet 5 inches to the point or place of BEGINNING.

                                 SCHEDULE B - 1


LOT 131:


The Air Rights Lease of Lot 131 covers premises more particularly bounded and described as follows:

ALL that certain lot, piece or parcel of land, situate, lying and being in the Borough of Manhattan, City, County and State of New York, bounded and described as follows:

BEGINNING at the corner formed by the intersection of the northerly side of 52nd Street with the easterly side of Broadway as now laid down;

RUNNING THENCE easterly along the northerly side of 52nd Street, 61 feet 10 inches to the center line of the westerly wall of building erected in the premises adjoining on the east of the premises hereby described;

RUNNING THENCE northerly parallel with the westerly side of Seventh Avenue and along said line of said wall and a line in prolongation thereof, 75 feet 5 inches;

RUNNING THENCE westerly parallel with the northerly side of 52nd Street, 69 feet 11 inches to the said easterly side of Broadway; and

RUNNING THENCE southerly along the easterly side of Broadway, 75 feet 11 inches to the point or place of BEGINNING.

BE said several distances and dimensions more or less.

                                  SCHEDULE B-2
                                (100 WALL STREET)


PARCEL I - LOT 1:


ALL that certain plot, piece or parcel of land, situate, lying and being in the Borough of Manhattan, County, City and State of New York, bounded and described as follows:

BEGINNING at the corner formed by the intersection of the northerly side of Wall Street and the westerly side of Front Street;

THENCE northerly along the said westerly side of Front Street, 196 feet 6-1/2 inches to the corner formed by the intersection of the westerly side of Front Street with the southerly side of Pine Street (now discontinued and closed);

THENCE westerly along the said southerly side of Pine Street, 113 feet 3-3/8 inches to the corner formed by the intersection of the southerly side of former Pine Street with the easterly side of Water Street;

THENCE southerly along the said easterly side of Water Street, 195 feet 0-5/8 inches to the corner formed by the intersection of the said easterly side of Water Street with the northerly side of Wall Street;

THENCE easterly along the northerly side of Wall Street, 117 feet 3 inches to the point or place of BEGINNING.

Be the said several distances and dimensions more or less.

PARCEL II - PART OF LOT 17:

ALL that certain plot, piece or parcel of land, situate, lying and being in the Borough of Manhattan, County, City and State of New York, bounded and described as follows:

BEGINNING at the corner formed by the intersection of the easterly side of Water Street with the southerly side of Pine Street as these streets are shown on a map dated 4/6/70 and approved by the Board of Estimate on 7/23/70, Calendar #8;

RUNNING THENCE northerly along the northerly prolongation of the said easterly side of Water Street a distance of 12.18 feet to the center line of Pine Street (now discontinued and closed);

THENCE easterly along the said center line of Pine Street, forming an interior angle of 99 degrees 31 minutes 58 seconds with the last mentioned course, a distance of 112.25 feet to the southerly prolongation of the westerly side of Front Street as shown on a map approved by the Board of Estimate on March 12, 1970, Calendar #37;

THENCE southerly along the said southerly prolongation of Front Street, forming an interior angle of 80 degrees 40 minutes 42 seconds with the last mentioned course, a distance of 12.33 feet to the southerly side of Pine Street;

THENCE westerly along the said southerly side of former Pine Street, forming an interior angle of 99 degrees 15 minutes 37 seconds with the last mentioned course, a distance of 112.06 feet to the point or place of BEGINNING.

                                   EXHIBIT C

                              Permitted Exceptions



As to 810 Seventh Avenue Only:



1. Distinctive Street Improvement Maintenance Declaration made by 810 Associates and approved by the Department of Transportation, Bureau of Highway Operation, dated April 18, 1985 recorded July 11, 1985 in Reel 935 Page 611. (Affects lot 38)

2. Distinctive Sidewalk Improvement Maintenance Agreement made by 810 Associates and approved by the Department of Transportation and Acting Corporation Counsel, dated August 21, 1991, recorded August 23, 1991 in Reel 1807 Page 622. (Affects lot 38).

3. Terms, covenants, restrictions, provisions and agreements contained in the Lease between Moses Dyckman, as lessor and Abraham Sommer, as lessee, dated March 28, 1967, recorded May 13, 1981 in Reel 566 Page 39, with Memorandum of Lease recorded May 29, 1967 in Record Liber 185 Page 27. (Covers the Air Rights over Lot 29).

         With Regard Thereto:

         a. Agreement [re Lot 38 rent payment covenant from Lot 29 Air Rights] between Abraham Sommer and Moses Dyckman, dated March 28, 1967 and recorded May 29, 1967 in Record Liber 185 Page 44 and on May 13, 1981 in Reel 566 Page 88.

         b. Assignment of Lease made by Abraham Sommer to Croydon Office Building, Inc., dated 2/21/69 recorded 2/29/69 in Reel 132 Page 394.

         c. Assignment of Lease made by Croydon Office Building, Inc. to Abraham Sommer dated 2/21/69 recorded 2/267/69 in Reel 132 Page 583.

         d. Assignment of Lease made by Abraham Sommer to Croydon Office Building, Inc., dated 9/9/69 recorded 9/12/69 in Reel 150 Page 1951.

         e. Assignment of Lease made by Croydon Office Building, Inc. to Abraham Sommer, dated 9/10/69 recorded 6/16/69 in Reel 151 Page 425.

         f. Assignment of Leases from Beverly Sommer and Harold Kantor, as Trustees of the Trust Under Article Fifth of the Will of Abraham Sommer and Amy Sommer to 810 Seventh Avenue, LLC dated September 22, 1995 and recorded December 15, 1995 in Reel 2271 Page 2237.

         g. Assignment of Air Rights Lease from 810 Seventh Avenue LLC to 810 Partners, LLC, dated 10/23/1997, and recorded 4/15/98 in Reel 2563 Page 1074.

         h. Assignment and Assumption of Air Rights Lease made by 810 Partners LLC to Bhone Inc., dated 12/31/97 and recorded 7/9/98 in Reel 2615 Page 1868.

         i. Assignment and Assumption of Air Rights Lease made by 810 Partners LLC and Bhone Inc. to 810 7th Avenue, L.P., dated 12/31/97 and recorded 7/9/98 in Reel 2615 Page 1762.

         j. Assignment and Assumption of Air Rights Lease made by 810 7th Avenue, L.P. to Tower Realty OperatingPartnership, L.P. dated 3/1/1999 and recorded 4/7/1999 in Reel 2850 Page 2365.

         k. Conveyance of Leasehold Interest made by Metropolitan Operating Partnership L.P. as successor by merger with Tower Realty Operating Partnership L.P. to 810 7th Avenue L.P., dated 5/24/ 1999 and recorded on 6/16/1999 in Reel 2894 Page 1805.

         l. Assignment and Assumption of Air Rights Lease made by 810 7th Avenue L.P. to Metropolitan 810 7th Ave LLC, dated as of and to be recorded in the Office of the New York City Register, New York County.

4. Terms, covenants, restrictions, provisions and agreements contained in Agreement of Lease between Chatham Associates, Inc., as landlord and Abraham Sommer, as tenant, dated April 10, 1968 and recorded April 11, 1968 in Record Liber 294 Page 49. (Covers the Air Rights over Lot 131).

With Regard Thereto:


         a. Amendment of Lease made between Chatham Associates, Inc. and Abraham Sommer, dated as of 2/13/69 recorded 2/25/69 in Reel 132 Page 171.

         b. Assignment of Lease made by Abraham Sommer to Croydon Office Building, Inc., dated 2/21/69 recorded 2/26/69 in Reel 132 Page 390.

         c. Assignment of Lease made by Croydon Office Building Inc. to Abraham Sommer, dated 2/21/69 recorded 2/26/69 in Reel 132 Page 587.

         d. Subordination and Non-disturbance Agreement made between Rosenthal and Rosenthal, Inc., Chatham Associates, Inc. and Abraham Sommer, dated 2/26/69 recorded 2/28/69 in Reel 132 Page 1276.

         e. Assignment of Lease made by Abraham Sommer to Croydon Office Building, Inc., dated 9/9/69 recorded 9/12/69 in Reel 150 Page 1947.

         f. Assignment of Lease made by Croydon Office Building, Inc. to Abraham Sommer, dated 9/10/69 recorded 9/16/69 in Reel 151 Page 421.

         g. Assignment of Leases made by Beverly Sommer and Harold Kantor as Trustees of the Trust under Article Fifth of the Land Will and Testament of Abraham Sommer and Amy Sommer to 810 Seventh Avenue, LLC dated 9/22/95 recorded 12/15/95 in Reel 2271 Page 2237.

         h. Assignment of Air Rights Lease from 810 Seventh Avenue LLC to 810 Partners LLC, dated 10/23/97, and recorded 4/15/98 in Reel 2563 Page 1078.

         i. Assignment and Assumption of Air Rights Lease made by 810 Partners LLC to Bhone Inc., dated 12/31/97 and recorded 7/9/98 in Reel 2615 Page 1876.

         j. Assignment and Assumption of Air Rights Lease made by 810 Partners LLC and Bhone Inc. to 810 7th Avenue, L.P., dated 12/31/97 and recorded 7/9/98 in Reel 2615 Page 1771.

         k. Assignment and Assumption of Air Rights Lease made by 810 7th Avenue L.P. to Tower Realty OperatingPartnership L.P. dated 3/1/1999 and recorded 4/7/1999 in Reel 2850 Page 2372.

         l. Conveyance of Leasehold Interest made by Metropolitan Operating Partnership L.P. as successor by merger with Tower Realty Operating Partnership L.P. to 810 7th Avenue L.P., dated 5/24/1999 and recorded on 6/16/1999 in Reel 2894 Page 1805.

         m. Assignment and Assumption of Air Rights Lease made by 810 7th Avenue L.P. to Metropolitan 810 7th Ave LLC, dated as of _____________ and to be recorded in the Office of the New York City Register, New York County.

As to 100 Wall Street Only:


1. Agreement dated as of 8/18/1970 between Associated Maritime Industries Inc., Sylvan Lawrence and Seymour Cohn d/b/a Sylvan Lawrence Company and Arthur H. Bienenstock, recorded on 8/26/1970 in Reel 182 Page 883.


2.       Amended  Agreement  dated as of 6/5/1970  between  Associated  Maritime
         Industries Inc., Sylvan Lawrence and Seymour Cohen d/b/a Sylvan Lawrence Company, Arthur H. Bienenstock and The City of New York, recorded on 9/8/1970 in Reel 183 Page 701.

3. Joint Operating Agreement dated 3/28/1969 by and between Sylvan Lawrence, Seymour Cohn d/b/a Sylvan Lawrence Company and Associated Maritime Industries Inc., recorded on 4/8/1969 in Reel 136 Page 374.

         1) Amendment dated as of 5/15/1970 between said parties, recorded on 11/27/1970 in Reel 174 Page
                  929.

         2) Amendment dated as of 12/28/1970 by and between Sylvan Lawrence and Seymour Cohn d/b/a Sylvan Lawrence Company and Orient Overseas Building Corp. and Arthur H. Bienenstock, 100 Wall Street Associates, recorded on 1/26/1971 in Reel 194 Page 1080.

4. Covenants contained in deed from the City of New York to One Hundred Wall Street Corporation, dated 6/30/1966 and recorded on 8/31/1966 in Record Liber 97 Page 396.

5. Grant of Easement dated 7/8/1970 between Arthur H. Bienenstock and The City of New York, recorded on 1/6/1971 in Reel 192 Page 1898.

6. Distinctive Sidewalk Improvement Maintenance Agreement dated 11/14/1990 made by Cushman & Wakefield (Agent for owner, CGR Advisors), recorded on 2/28/991 in Reel 1765 Page 1742.

7. Terms, Covenants, Conditions and Provisions of the Lease made by Sylvan Lawrence and Seymour Cohn d/b/a Sylvan Lawrence Company, Arthur H. Bienenstock and 100 Wall Street Associates (lessor) and Orient Overseas Building Corp. (lessee), a memorandum of which was dated 12/24/70, recorded 1/26/71 in Reel 194 Page 1048. (Affects Lot 17 only).

8. Terms, Covenants, Conditions and Provisions of the Lease between Associated Maritime Industries, Inc., as landlord and Orient Overseas Associates, as tenant, dated 5/22/70, a memorandum of which was recorded on 5/27/70 in Reel 174 Page 949, which affects only the leasehold on Parcel II (Lot 17 only) by virtue of terms, covenants, conditions and agreements contained in Agreement between Orient Overseas Building Corp. and Orient Overseas Associates, dated 1/15/71 and recorded 1/26/71 in Reel 194 Page 1123.

         With Respect Thereto:


         a. Assignment of Lease dated 12/10/70 from Orient Overseas Associates to 88 Pine Corp., recorded on 12/16/70 in Reel 191 Page 538.

         b. Assignment of Lease dated 12/10/70 from 88 Pine Corp. to Orient Overseas Associates, recorded on 12/16/70 in Reel 191 Page 543.

         c. Assignment of Lease dated as of 1/12/71 from Orient Overseas Associates to 88 Pine Corp., recorded on 1/13/71 in Reel 193 Page 1138.

         d. Assignment of Lease dated as of 1/12/71 from 88 Pine Corp. to Orient Overseas Associates, recorded on 1/13/71 in Reel 193 Page 1133.

         e.       Assignment   of  Lease  dated  2/9/71  from  Orient   Overseas
                  Associates to 88 Pine Corp., recorded on 2/10/71 in Reel 196 Page 453.

         f. Assignment of Lease dated 11/1/13 from 88 Pine Corp. to Orient Overseas Associates, recorded on 11/7/73 in Reel 296 Page 1506.

9. Possible private and public easements within the bed of former Pine Street for the purposes of access, the supplying of water, telephone service, electricity and gas, and for the installing, maintaining and replacing of cables, sewers, conduits, pipes and mains. (Affects Lot
         17).

                                    EXHIBIT D

                                    Reserved

                                    EXHIBIT E

                                    Reserved

                                    EXHIBIT F

                                Air Rights Leases



810 Seventh Avenue

LOT 29

That certain Lease dated March 28, 1967 by and between Moses Dyckman, as lessor and Abraham Sommer, as lessee, recorded May 13, 1981 in Reel 566, Page 39, a memorandum of which was recorded on May 29, 1967 in the City Register's Office, New York County (the "Register's Office") in Record Liber 185, Page 27.

WITH RESPECT THERETO:

         a. Agreement between Abraham Sommer and Moses Dyckman, dated March 28, 1967 and recorded May 29, 1967 in the Register's Office in Record Liber 185, Page 44; and on May 13, 1981 in Record Liber 566, Page 88.

         b. Assignment of Lease made by Abraham Sommer to Croydon Office Building, Inc., dated February 21, 1969 and recorded February 29, 1969 in the Register's Office in Reel 132, Page 394.

         c. Assignment of Lease made by Croydon Office Building, Inc. to Abraham Sommer, dated February 21, 1969 and recorded February 26, 1969 in the Register's Office in Reel 132, Page 583.

         d. Assignment of Lease made by Abraham Sommer to Croydon Office Building, Inc., dated September 9, 1969 and recorded September 12, 1969 in the Register's Office in Reel 150, Page 1951.

         e. Assignment of Lease made by Croydon Office Building, Inc. to Abraham Sommer, dated September 10, 1969 and recorded June 16, 1969 in the Register's Office in Reel 151, Page 425.

         f. Assignment of Lease made by Beverly Sommer and Harold Kantor, as Trustees of the Trust under Article Fifth of the Will of Abraham Sommer, and Amy Sommer to 810 Seventh Avenue LLC, dated September 22, 1995 and recorded December 15, 1995 in the Register's Office in Reel 2271, Page 2237.

         g. Assignment of Air Rights Lease from 810 Seventh Avenue LLC to 810 Partners, LLC, dated October 23, 1997 and recorded April 15, 1998, in the Register's Office in Reel 2563 Page 1074.

         h. Assignment and Assumption of Air Rights Lease made by 810 Partners LLC to Bhone Inc., dated December 31, 1997 and recorded July 9, 1998 in Reel 2615 Page 1868.

         i. Assignment and Assumption of Air Rights Lease made by 810 Partners LLC and Bhone Inc. to 810 7th Avenue, L.P., dated December 31, 1997 and recorded July 9, 1998 in Reel 2615 Page 1762.

         j. Assignment and Assumption of Air Rights Lease from 810 7th Avenue, L.P. to Tower Realty Operating Partnership, dated March 1, 1999 and recorded in the Register's Office on April 7, 1999 in Reel 2850, Page 2365.

         k. Assignment of Air Rights Lease by operation of deed from Metropolitan Operating Partnership, L.P., successor by merger to Tower Realty Operating Partnership, L.P., to 810 7th Avenue, L.P. dated May 24, 1999 and to be recorded in the Register's Office.

         That certain Sublease dated October 19, 1955 by and between Moses Dyckman, as lessor and 800 Estates Corp., as lessee, which lease was recorded on May 31, 1981 in Reel 566, Page 9, and Agreement (Memorandum of Lease) dated October 19, 1955, recorded on November 2, 1955 in the City Register's Office, New York County (the "Register's Office") in Record Liber 4940, Page 609 and Reel 566, Page 36.



         WITH RESPECT THERETO:

                  A. Agreement between Moses Dyckman, Abraham Sommer and 800 Estates Corp., dated March 28, 1967 and recorded May 29, 1967 in the Register's Office in Record Liber 185, Page 30.

                  B. Agreement between Moses Dyckman, Abraham Sommer, and 800 Estates Corp., dated Mach 28, 1967 and recorded May 13, 1981 in the Register's Office in Reel 566, Page 1.

                  C. Amendment of Lease dated March 28, 1967 by and between 800 Estates Corp. and Abraham Sommer recorded May 13, 1981 in Reel 566, Page 95.

                  D. Assignment of Lease made by 800 Estates Corp. to Tydel Holding Corp. dated May 5, 1981 and recorded May 22, 1981 in the Register's Office in Reel 567, Page 507.

                  E. Amendment to Lease made by and between Beverly Sommer and Robert S. Puder, as Trustee under Article Fifth of the Last Will and Testament of Abraham Sommer, and Beverly Sommer and Robert S. Puder, as Trustees under Article Ninth of the Last will and Testament of Abraham Sommer, and Tydel Holding Corp., dated

                           April 17, 1986 and recorded May 28, 1986 in the Register's Office in Reel 1069, Page 817.

Sublease between Moses Dyckman, as lessor and 800 Estates Corp., as lessee dated October 19, 1955 and recorded May 13, 1981 in Reel 566 Page 9, and Agreement (Memorandum of Lease) dated October 19, 1955, recorded November 2, 1955 in Liber 4940 Page 609 and Reel 566 Page 36 (Lot 29 improvements)

         a.       Agreement  restricting  height  of  the  building  at  800-806
                  Seventh Avenue between Abraham Sommer, Moses Dyckman and 800 Estates Corp., dated March 28, 1967 and recorded May 29, 1967 in Record Liber 185 Page 30.

         b. Terms, provisions of an Attornment and Non-Disturbance and Consent to Sublease Amendment Agreement made by Moses Dyckman, 800 Estate Corp. and Abraham Sommer dated 3/28/67 recorded 5/13/81 in Reel 566 Page 1.

         c. Amendment of (Sub)lease (and subordination of Sublease to Air Rights Lease) between 800 Estates Corp. and Abraham Sommer, dated 3/28/67 and recorded 5/13/81 in Reel 566 Page 95.

         d. Assignment of Lease made by 800 Estates Corp., Assignor to Tydel Holding Corp., Assignee, dated 5/5/81 recorded 5/22/81 in Reel 567 Page 507.

         e. Amendment to Lease made by and between Beverly Sommer and Robert S. Puder, as Trustees under Article Fifth of the Last Will and Testament of Abraham Sommer, and Beverly Sommer and Robert S. Puder as Trustee under Article Ninth of the Last Will and Testament of Abraham Sommer and Tydel Holding Corp., dated 4/17/86 recorded 5/28/86 in Reel 1069 Page 817.

LOT 131

That certain Lease dated April 10, 1968 by and between Chatham Associates, Inc., as landlord and Abraham Sommer, as tenant, which lease was recorded on April 11, 1968 in the City Register's Office, New York County (the "Register's Office") in Record Liber 294, Page 49.

WITH RESPECT THERETO:

a. Amendment of Lease made between Chatham Associates, Inc. and Abraham Sommer, dated as of February 13, 1969 and recorded February 25, 1969 in the Register's Office in Reel 132, Page 171.

b. Assignment of Lease made by Abraham Sommer to Croydon Office Building, Inc., dated February 21, 1969 and recorded February 26, 1969 in the Register's Office in Reel 132, Page 390.

c. Assignment of Lease made by Croydon Office Building, Inc. to Abraham Sommer, dated February 21, 1969 and recorded February 26, 1969 in the Register's Office in Reel 132, Page 587.

d. Subordination and Non-disturbance Agreement made between Rosenthal and Rosenthal, Inc., Chatham Associates, Inc. and Abraham Sommer, dated February 26, 1969, and recorded February 28, 1969 in Reel 132, Page 1276.

e. Assignment of Lease made by Abraham Sommer to Croydon Office Building, Inc., dated September 9, 1969 and recorded September 12, 1969 in the Register's Office in Reel 150, Page 1947.

f. Assignment of Lease made by Croydon Office Building, Inc. to Abraham Sommer, dated September 10, 1969 and recorded September 16, 1969 in the Register's Office in Reel 151, Page 421.

g. Assignment of Lease made by Beverly Sommer and Harold Kantor, as Trustees of the Trust under Article Fifth of the Will of Abraham Sommer, and Amy Sommer to 810 Seventh Avenue LLC, dated September 22, 1995 and recorded December 15, 1995 in the Register's Office in Reel 2271, Page 2237.

h. Assignment of Air Rights Lease from 810 Seventh Avenue LLC to 810 Partners, LLC, dated October 23, 1997 and recorded April 15, 1998 in the Register's Office in Reel 2563, Page 1078.

i. Assignment and Assumption of Air Rights Lease made by 810 Partners LLC to Bhone Inc., dated December 31, 1997 and recorded July 9, 1998 in Reel 2615, Page 1876

j. Assignment and Assumption of Air Rights Lease from 810 Partners, LLC and Bhone Inc., to 810 7th Avenue, L.P., dated December 31, 1997 and recorded July 9, 1998 in the Register's office in Reel 2615, Page 1771.

k. Assignment and Assumption of Air Rights Lease from 810 7th Avenue, L.P., to Tower Realty Operating partnership, dated March 1, 1999 and recorded in the Register's Office on April 7, 1999, in Reel 2850, Page 2372.

l. Together with Lessor's interest in Agreement of Sublease of Air Rights Lot 131, made by and between Abraham Sommer, as Sublandlord, and Chatham Associates, Inc., as subtenant, dated April 10, 1968 as referenced in the Memorandum of Lease recorded April 11, 1968 in Liber 294, Page 70.

m. Assignment of Air Rights Lease by operation of deed from Metropolitan Operating Partnership, L.P., successor by merger to Tower Realty Operating Partnership, L.P.. to 810 7th Avenue, L.P. dated May 24, 1999 and to be recorded in the Register's Office.

 That certain Sublease of Air Rights Lot 131 dated April 10, 1968 by and between Abraham Sommer, as sublandlord and Chatham Associates, Inc., as subtenant, a memorandum of which lease was recorded in the City Register's Office, New York County on April 11, 1968 in Record Liber 294, Page 70.

             METROPOLITAN 810 7th AVE, LLC AND 100 WALL COMPANY LLC,

                                   MORTGAGOR,

                                       AND



                       MONUMENTAL LIFE INSURANCE COMPANY,

                                    MORTGAGEE


 ------------------------------------------------------------------------------

        AGREEMENT OF SPREADER, CONSOLIDATION AND MODIFICATION OF MORTGAGE

                             AND SECURITY AGREEMENT

 ------------------------------------------------------------------------------


                           DATED: AS OF JULY __, 1999



THIS INSTRUMENT AFFECTS REAL AND PERSONAL PROPERTY SITUATED IN THE STATE OF NEW YORK, COUNTY OF NEW YORK, SECTION ___, BLOCK 1024, LOT 38, AND SECTION ___, BLOCK 38, LOTS 1 AND P/O 17, RESPECTIVELY, KNOWN BY THE STREET ADDRESS OF 810 SEVENTH AVENUE AND 100 WALL STREET, RESPECTIVELY, AND WITH RESPECT TO THE AIR RIGHTS LEASES, SECTION ____, BLOCK 1024, AND LOTS 29 AND 131. AS STATED IN
SECTION 4.18 HEREOF, SAID REAL PROPERTY IS NOT PRINCIPALLY IMPROVED OR TO BE IMPROVED BY ONE OR MORE STRUCTURES CONTAINING IN THE AGGREGATE NOT MORE THAN SIX RESIDENTIAL DWELLING UNITS, EACH HAVING ITS OWN COOKING FACILITIES.






THIS AGREEMENT IS TO BE FILED AND INDEXED IN THE REAL ESTATE RECORDS AND IS ALSO TO BE INDEXED IN THE INDEX OF FINANCING STATEMENTS UNDER THE NAMES OF MORTGAGOR, AS "DEBTOR", AND MORTGAGEE, AS "SECURED PARTY".